SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant {x}
Filed by a Party other than the Registrant { }
Check the appropriate box:
{ } Preliminary Proxy Statement
{ } Confidential,  for  use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
{X} Definitive Proxy Statement
{ } Definitive  Additional Materials
{ } Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         WINTRUST FINANCIAL CORPORATION

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
{X} No fee required.
{ } Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and 0-11

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

{ } Fee paid previously with preliminary materials:
{ } Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

                         WINTRUST FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 22, 1997


         The 1997 Annual Meeting of Shareholders of Wintrust Financial Corporation will be held at the Gorton Community Center, 400 East Illinois Road, Lake Forest, Illinois 60045, on Thursday, May 22, 1997, at 6:00 p.m. local time, for the following purposes:

         1. To elect seven Class I directors to hold office for a three-year term;

         2. To consider a proposal to approve the Wintrust Financial Corporation 1997 Stock Incentive Plan;

         3. To consider a proposal to approve the Wintrust Financial Corporation Employee Stock Purchase Plan; and

         4. To transact such other business as may properly come before the Meeting and any adjournment thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting is the close of business on April 25, 1997.


                                      By order of the Board of Directors,


                                      Edward J.  Wehmer
                                      Secretary


April 25, 1997


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                         WINTRUST FINANCIAL CORPORATION
                               727 North Bank Lane
                           Lake Forest, Illinois 60045


                                 PROXY STATEMENT
                         FOR THE 1997 ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD THURSDAY, MAY 22, 1997


         These proxy materials are furnished in connection with the solicitation by the Board of Directors of Wintrust Financial Corporation ("the Company"), an Illinois Corporation, of proxies to be used at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting of Shareholders" or "Annual Meeting") and at any adjournment of such meeting.

          You are cordially invited to attend the Company's first Annual Meeting of Shareholders to be held on May 22, 1997, at 6:00 p.m. C.S.T., at the Gorton Community Center, 400 East Illinois Road, Lake Forest, Illinois 60045.

PROXIES, OUTSTANDING VOTING SECURITIES, AND SHAREHOLDERS ENTITLED TO VOTE

         The Board of Directors has fixed the close of business on April 25, 1997 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, the Company had outstanding 8,019,893 shares without par value Common Stock ("Common Stock"). Each outstanding share of Common Stock entitles the holder to one vote.

         Proxies received from shareholders in proper form will be voted at the meeting and, if specified, as directed by the shareholder. Unless contrary instructions are given, the proxy will be voted at the meeting for the election of each of the nominees for Class I Director, as set forth below, the approval of the 1997 Stock Incentive Plan, and the approval of the Employee Stock Purchase Plan and, in accordance with the best judgment of the holders thereof, any other business which may properly come before the meeting and be submitted to a vote of the shareholders. Shares represented by proxies which are marked "withholding authority" with respect to the election of one or more nominees for election as directors, proxies which are marked "abstain" on other proposals, and proxies which are marked deny discretionary authority on other matters WILL NOT be counted as votes cast in determining whether a majority vote was obtained in such matters. With respect to brokers who are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers, those shares also WILL NOT be included in the vote totals. Abstentions and broker non-votes are counted as shares present for the purpose of determining whether the shares represented at the meeting constitute a quorum. A proxy may be revoked at any time prior to its exercise by means of a written revocation or a properly executed proxy bearing a later date. Shareholders having executed and returned a proxy who attend the meeting and desire to vote in person are requested to so notify the Secretary of the Company prior to or at the time of a vote taken at the meeting.

         Your vote is important. Because many shareholders cannot personally attend the Annual Meeting, it is necessary that a large number be represented by proxy. Prompt return of your proxy card in the postage-paid envelope provided will be appreciated.

COST OF PROXY SOLICITATION

         The cost of soliciting proxies has been or will be borne by the Company. Directors, officers, employees and agents of the Company may solicit proxies in person or by mail, telephone, facsimile transmission and other means. Directors, officers and employees will receive no additional compensation for solicitation services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares of record held by them and will be reimbursed for their expenses.



                  ELECTION OF DIRECTORS AND OWNERSHIP OF SHARES

         The By-laws of the Company provide that the number of directors of the Company shall be twenty-one (21). The number of directors may be increased or decreased (provided, however, that such number shall never be less than six) from time to time by the amendment of the Bylaws by a resolution adopted by the majority of the members of the Board of Directors; but no decrease shall have the effect of shortening the term of any incumbent director. The By-laws also state that at the Annual Meeting of Shareholders the concurrence of a majority of all the issued and outstanding stock entitled to vote thereat shall be required for taking any action by the shareholders including the election of directors.

         The Company's Board of Directors consists of 21 members divided into three classes of Directors who are elected to hold office for staggered three-year terms as provided in the Company's By-laws. Those persons currently serving as Class I Directors have been nominated for election at this Annual Meeting of Shareholders to serve for a three-year term to end in the year 2000. Those persons currently serving as Class II Directors will hold office until the Annual Shareholder Meeting to be held in 1998; Class III Directors will hold office until the Annual Shareholder Meeting to be held in 1999.

         Each year the shareholders elect members of a class of Directors for a term of three years. The Class I Director Nominees named below have been nominated for election for a term to end at the Annual Meeting of Shareholders in the year 2000 or until their successors are elected and qualified. All of the nominees have indicated a willingness to serve and the Board of Directors has no reason to believe that any of the Director Nominees will not be available for election. However, if any of the Director Nominees is not available for election, proxies may be voted for the election of other persons selected by the Board of Directors. Proxies cannot, however, be voted for a greater number of persons than the number of Director Nominees named. To be elected as a director, each Director Nominee must receive the affirmative vote of a majority of the shares voting in the election of that directors at the Annual Meeting of Shareholders. Shareholders of the Company have no cumulative voting rights with respect to the election of directors.

         The names, ages and certain background information of the persons who constitute the Board of Directors of the Company (the "Directors") are set forth on the following pages. Each of the Directors was elected to the Board of the Company in connection with the Reorganization transaction except Mr. Alaimo who was appointed by the Board on January 20, 1997, to fill the vacancy then existing. At the date of this Proxy Statement, there remains one unfilled position in the Class II Director class as a result of the resignation of a Director during 1997.

            CLASS I - DIRECTOR NOMINEES TO SERVE UNTIL THE YEAR 2000

HOWARD D. ADAMS  (64),  DIRECTOR  SINCE  1996 Mr.  Adams is  Chairman  and Chief
Executive  Officer  of  Wintrust  Financial  Corporation.  He was the  principal organizer of the Company and each of its subsidiaries. During the past five years, he was one of the principal founders of Lake Forest Bancorp, Inc. ("Lake Forest"), Hinsdale Bancorp, Inc. ("Hinsdale"), North Shore Community Bank and Trust Company ("North Shore Bank") and Libertyville Bancorp, Inc. ("Libertyville"). He is currently the Chairman and a Director of Crabtree Capital Corporation ("Crabtree"), Lake Forest and Libertyville, and he is the Vice-Chairman and a Director of Hinsdale. He also serves as a director of each of the subsidiary Banks and First Premium Services, Inc. ("First Premium"). Mr. Adams is a Trustee of the Chicago Horticultural Society and Colby College of Waterville, Maine (retired) and is a member of the Lake Forest Open Lands Association.

ALAN W. ADAMS (31), DIRECTOR SINCE 1996 Mr. Adams has been Vice President/Lending at Lake Forest Bank and Trust Company ("Lake Forest Bank") since August 1993 after obtaining his law degree. He is licensed to practice law in the State of Illinois and is a member of the Illinois and American Bar Associations. Prior to law school and his association with Lake Forest Bank, Mr. Adams was the Senior Financial and Strategic Analyst for Crabtree from March through August 1990. From 1987 through 1989, Mr. Adams was a commercial lending representative for Harris Trust and Savings Bank, specializing in banking relationships with companies in the food and agribusiness industries. Mr. Adams serves on the board of directors of the Gorton Community Center and the Associate Board of the Lake Forest Open Lands Association. He is the son of Howard D. Adams.

JAMES E. MAHONEY (59), DIRECTOR SINCE 1996 From 1978 to present, Mr. Mahoney has been the owner and President of Heidi's Cheese Products, Inc., Mundelein, Illinois. Mr. Mahoney is a Director of Libertyville and Libertyville Bank and Trust Company ("Libertyville Bank").

JAMES B. MCCARTHY (45), DIRECTOR SINCE 1996 From 1991 to present, Mr. McCarthy has been President and a Director of Gemini Consulting Group, Inc., Oak Brook, Illinois, a management consulting firm focusing on the health care industry. Mr. McCarthy is a Director of Hinsdale and Hinsdale Bank and Trust Company ("Hinsdale Bank").

J. CHRISTOPHER REYES (43), DIRECTOR SINCE 1996 Mr. Reyes is Chairman of Reyes Holdings which owns businesses in beverage distribution, food distribution and processing with headquarters in Lake Forest, IL. Mr. Reyes serves on the board of directors of the Boys & Girls Clubs of Chicago. Mr. Reyes is a Director of Lake Forest and Lake Forest Bank.

LEMUEL H. TATE, JR.(70), DIRECTOR SINCE 1996 From 1982 to 1988, Mr. Tate was an executive with Northwestern Telecommunication Services (now known as Northwestern Technologies Group) which is a venture partnership jointly owned by Northwestern University and Northwestern Memorial Hospital Group. He retired as President and Chief Operating Officer of the company in 1988. Since 1988, he has been active in volunteer work in the local Chicago area. He is a member of the Evanston Rotary Club and is active in the International Executive Service Corps. Since its inception, Mr. Tate has been Chairman and a Director of North Shore Bank, which opened in 1994.

EDWARD J. WEHMER (43), DIRECTOR SINCE 1996 Mr. Wehmer is President and Chief Operating Officer of Wintrust Financial Corporation. For the past five years, he has been the President of Lake Forest and Lake Forest Bank & Trust Company. He was one of the principal organizers of each of the banking organizations and serves as the Vice Chairman and a Director of First Premium, Lake Forest, Hinsdale, Libertyville and each of the Banks.

         Prior to joining Lake Forest, Mr. Wehmer was President and a director of Lincoln National Bank, Chicago, Illinois and from 1985 to 1991, Senior Vice President, Chief Financial Officer, and a director of its parent company, River Forest Bancorp, Chicago, Illinois. Mr.

Wehmer also served as a managing director of that organization's six other banking subsidiaries and as President of a mortgage banking subsidiary and a commercial finance subsidiary. Mr. Wehmer is also a certified public accountant and earlier in his career spent seven years with the accounting firm of Ernst & Whinney specializing in the banking field and particularly in the area of bank mergers and acquisitions. Mr. Wehmer is a Trustee of Barat College, Lake Forest, Illinois, and is involved in several other charitable and fraternal organizations.


           CLASS II - CONTINUING DIRECTORS SERVING UNTIL THE YEAR 1998

MAURICE F. DUNNE, JR.(70), DIRECTOR SINCE 1996 Mr. Dunne has been the President of Maurice F. Dunne Ltd., an educational consulting firm, since September 1991. Prior thereto, he served as President of the Lake Forest Graduate School of Management, Lake Forest, Illinois for more than 25 years. Mr. Dunne also served as the chief operating officer of the Northern Illinois Business Association from September 1991 to June 1993. Mr. Dunne is a Director of Lake Forest, Lake Forest Bank and North Shore Bank.

EUGENE HOTCHKISS III (69), DIRECTOR SINCE 1996 Mr. Hotchkiss served as the President of Lake Forest College from 1970 to 1993 and has been the President Emeritus of Lake Forest College since 1993. Since 1994, Mr. Hotchkiss has been Senior Fellow of the Foundation for Independent Higher Education, Chicago, Illinois and since 1996 has been Senior Fellow of the Association of Governing Boards, Washington, D.C. Mr. Hotchkiss is a Director of Lake Forest and Lake Forest Bank.

MARGUERITE SAVARD MCKENNA (54), DIRECTOR SINCE 1996 Ms. McKenna, an attorney, has practiced law in Wilmette since 1983. She is a member of the Rotary Club, the Wilmette Chamber of Commerce and the North Suburban Bar Association. Ms. McKenna is a Director of North Shore Bank.

ALBIN F. MOSCHNER (44), DIRECTOR SINCE 1996 Mr. Moschner is currently Vice Chairman and director and an officer of Diba, Inc., a development stage internet technology company, a position he has held since August 1996. Mr. Moschner served as President and CEO and a director of Zenith Electronics, Glenview, Illinois, from 1991 to July 1996. Previously he held the positions of Chief Operating Officer and Senior Vice President of Operations of Zenith. Mr. Moschner is also a director of Polaroid Corporation and Pella Windows Corporation. He serves as a Director of Lake Forest and Lake Forest Bank.

JANE R. STEIN (52), DIRECTOR SINCE 1996 Since 1983, Ms. Stein has been the Executive Director of the Lake County Medical Society, Vernon Hills, Illinois, a not-for-profit professional association for physicians in Lake County. Ms. Stein is a Director of Libertyville and Libertyville Bank.

KATHARINE V. SYLVESTER (57), DIRECTOR SINCE 1996 Ms. Sylvester has been active in civic affairs in the Hinsdale area for many years. She is on the Board of Trustees of the Hinsdale Community House and is an Associate Member of the Women's Auxiliary of the Robert Crown Center for Health Education. Ms. Sylvester is a Director of Hinsdale and Hinsdale Bank.

          CLASS III - CONTINUING DIRECTORS SERVING UNTIL THE YEAR 1999

JOSEPH ALAIMO (66), DIRECTOR SINCE 1997 Mr. Alaimo has been Director of Trust Investments at Lake Forest Bank since December 1994. Prior to joining Lake Forest Bank, he was employed for more than 30 years by Continental Bank, where he served most recently as Director of Investor Relations. Mr. Alaimo held various senior positions in the trust department at Continental Bank before he became their Director of Investor Relations.

PETER CRIST (45), DIRECTOR SINCE 1996 Mr. Crist is President of Crist Partners, Ltd., an executive search firm he founded in 1994. Immediately prior thereto he was the Managing Director of the Chicago office of Russell Reynolds Associates, Inc., the largest executive search firm in the Midwest, where he was employed for more than 18 years. He is a Director of Hinsdale and Hinsdale Bank.

JOHN S. LILLARD (66), DIRECTOR SINCE 1996 Mr. Lillard spent more than 15 years as an executive with JMB Institutional Realty Corporation, a real estate investment firm, where he served as President from 1979 to 1991 and as Chairman-Founder from 1992 to 1994. In addition, Mr. Lillard serves as a director of Cintas Corporation and Stryker Corporation. Mr. Lillard was a general partner of Scudder Stevens & Clark until joining JMB in 1979. Mr. Lillard is a Director of Lake Forest and Lake Forest Bank.

HOLLIS W. RADEMACHER (61), DIRECTOR SINCE 1996 Mr. Rademacher is currently self-employed as a business consultant and private investor. He has participated with Mr. Adams and Mr. Wehmer as an organizer of four of the five Banks. From 1957 to 1993, Mr. Rademacher held various positions, including Officer in Charge, U.S. Banking Department and Chief Credit Officer, of Continental Bank, N.A., Chicago, Illinois, and from 1988 to 1993 held the position of Chief Financial Officer. Mr. Rademacher is a director of Schawk, Inc. and Cityscape Financial Corp. He currently serves as a Director of each of the subsidiary holding companies and each of the Banks.

JOHN N. SCHAPER (45), DIRECTOR SINCE 1996 Since 1991, Mr. Schaper has been a general agent for American United Life Insurance Company. Mr. Schaper is a Director of Libertyville and Libertyville Bank.

JOHN J. SCHORNACK (66), DIRECTOR SINCE 1996 Mr. Schornack is Chairman and CEO of KraftSeal Corporation, Lake Forest, Illinois, and is currently serving as Chairman and a director of Binks Manufacturing Company, Chicago, Illinois. From 1955 to 1991, Mr. Schornack was with Ernst & Young, serving most recently as Vice Chairman and Managing Partner of the Midwest Region. He also is the Chairman of the Board of Trustees of Barat College, Lake Forest, Illinois. Mr. Schornack is a Director of North Shore Bank.

LARRY WRIGHT (57), DIRECTOR SINCE 1996 For the past 32 years, Mr. Wright has been Vice President of Milbank Corporation, Chicago, Illinois, an investment advisory firm.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Common Stock as of the Annual Meeting Record Date, with respect to (i) each Director and executive officer of the Company; (ii) all Directors and executive officers of the Company as a whole; and (iii) any shareholder known to hold in excess of 5% of any class of the Company's voting securities.


                                                                    CURRENTLY
                                                AMOUNT OF           EXERISABLE             TOTAL
                                             COMMON SHARES          OPTIONS,             AMOUNT OF               TOTAL
                                             BENEFICIALLY           RIGHTS, &           BENEFICIAL            PERCENTAGE
                                               OWNED(1)             WARRANTS(1)        OWNERSHIP(1)           OWNERSHIP
                                              ----------           ----------          ------------           ----------
DIRECTOR
--------
Alan W. Adams(2).......................            190,688               50,011              240,699                2.99%
Howard D. Adams(3)**...................            466,106               21,661              487,767                6.06%
Joseph Alaimo..........................              6,895                4,837               11,732                *
Peter Crist............................             28,884                2,672               31,556                *
Maurice F. Dunne, Jr...................             46,802                9,415               56,217                *
Eugene Hotchkiss III...................              3,739                1,296                5,035                *
John S. Lillard........................             46,260                4,511               50,771                *
James E. Mahoney.......................              7,020                  604                7,624                *
James B. McCarthy......................             13,840                2,551               16,391                *
Marguerite Savard McKenna..............             15,074                4,156               19,230                *
Albin F. Moschner......................             18,869                   --               18,869                *
Hollis W. Rademacher...................             51,007                9,260               60,267                *
J. Christopher Reyes...................            144,473                4,005              148,478                1.85%
John N. Schaper........................              1,207                  604                1,811                *
John J. Schornack......................              7,766                3,804               11,570                *
Jane R. Stein..........................                 --                  604                  604                *
Katharine V. Sylvester.................              3,120                2,793                5,913                *
Lemuel H. Tate.........................             15,879                6,070               21,949                *
Edward J. Wehmer**.....................            146,000              145,224              291,224                3.57%
Larry Wright(4)........................            457,263               30,734              487,997                6.07%
                                                 ---------              -------            ---------             -------
Total Directors......................            1,670,892              304,812            1,975,704               24.52%
                                                 ---------              -------            ---------             -------

NON-DIRECTOR EXECUTIVE OFFICERS
-------------------------------
Lloyd M. Bowden........................             15,641                3,637               19,278                *
David A. Dykstra.......................             17,424               12,770               30,194                *
Robert F. Key..........................             22,152                5,620               27,772                *
                                                 ---------              -------            ---------             -------
  Total Directors and Executive
  Officers.............................          1,726,109              326,839            2,052,948               25.49%
                                                 =========              =======            =========             =======


OTHER SIGNIFICANT SHAREHOLDERS
------------------------------
Milbank Corporation(5).................            466,935               30,734              497,669                6.18%
Emmett McCarthy(6).....................            398,585               93,302              491,887                6.10%
------------------------------------------

*    Less than 1%
**   Denotes person who serves as Director and as an executive officer.

(1) Beneficial ownership percentages are calculated in accordance with SEC Rule 13d-3 promulgated under the Securities Exchange Act of 1934.

                                     - 6 -

(2) Includes shares held in certain family trusts for the benefit of Alan W. Adams and with respect to which he has shared voting and investment power. Also includes shares held by Mr. Adams' wife. Does not include shares held in certain other family trusts (for which Alan W. Adams does not act as co-trustee but of which Alan Adams or his son is a direct or indirect beneficiary) and does not include shares held directly by, or indirectly through other family trusts for the benefit of Sarah K. Adams, Alan W. Adams' sister. See footnote (6) below. Sarah K. Adams and Alan W. Adams are the two adult children of Howard D. Adams.

(3) Includes shares held in certain family trusts for the benefit of Howard D. Adams' children or in charitable foundations with respect to which either Mr. Adams or his wife has voting power and with respect to which Mr. Adams disclaims beneficial ownership. Does not include shares held directly by, or indirectly through certain other family trusts (for which neither Mr. Adams nor his wife act as co-trustees) for the benefit of, Mr. Adams' two adult children.

(4) Includes (i) 21,379 shares and 4,667 shares subject to Warrants held directly by Larry Wright; (ii) 3,000 shares held by Milbank Corporation ("Milbank") of which Mr. Wright is an officer, director and sole shareholder and with respect to which shares he exercises shared voting and investment power; (iii) 26,173 shares and 3,334 shares subject to Warrants held by an employee retirement plan of Milbank of which Mr. Wright is a trustee with shared voting and investment power; (iv) 401,884 shares and 22,733 shares subject to Warrants held in Deerpath Investments LLP, a limited partnership ("Deerpath"), to which Milbank serves as investment advisor and with respect to which Mr. Wright exercises shared voting and investment power; and (v) 4,827 shares held in certain family trusts of another officer of Milbank with respect to which Mr. Wright acts as co-trustee and exercises shared voting power. See footnote (5) below for a description of Milbank's total pro forma beneficial ownership which includes that of Mr. Wright.

(5) Includes (i) 21,379 shares and 4,667 shares subject to Warrants held by Larry Wright, a director of the Company, who is an officer of Milbank; (ii) 3,000 shares held by Milbank; (iii) 26,173 shares and 3,334 shares subject to Warrants held by an employee retirement plan of Milbank of which Mr. Wright is a trustee with voting and investment power; (iv) 401,884 shares and 22,733 shares subject to Warrants held in Deerpath to which Milbank serves as investment advisor and with respect to which Mr. Wright exercises voting and investment power; and (v) 14,499 shares held in certain family trusts of another officer of Milbank with respect to which certain officers of Milbank act as co-trustees and exercise shared voting power. The address of Milbank Corporation is 135 South LaSalle Street, Chicago, Illinois 60603. See footnote (4) above for a description of the beneficial ownership of Mr. Wright included within that of Milbank.

(6) Includes 17,550 shares owned by Emmett D. McCarthy and his family. Also reflects 176,311 shares, 28,962 shares subject to Warrants, and 17,689 shares subject to Rights held by the Alan W. Adams Family Trust and 176,470 shares, 28,962 shares subject to Warrants, and 17,689 shares subject to Rights held by the Sarah K. Adams Family Trust, irrevocable trusts for which Emmett D. McCarthy and either Alan W. Adams or Sarah K. Adams, respectively, serve as co-trustees. The beneficiaries of the respective trusts are Alan W. Adams and Sarah K. Adams, respectively, the two adult children of Howard D. Adams. Mr. McCarthy disclaims beneficial ownership of all such shares. Also reflects 28,254 shares held by the Sarah Katherine Adams Trust, an irrevocable trust for which Emmett D. McCarthy serves as trustee, the beneficiary of which trust is Sarah K. Adams. The address of Mr. McCarthy, as Trustee, is Suite 303, 727 North Bank Lane, Lake Forest, Illinois 60045. See footnote (2) above regarding beneficial ownership of Alan W. Adams, a vice president of Lake Forest Bank and a Director of the Company.

                 BOARD OF DIRECTORS' STRUCTURE AND COMPENSATION

         Members of the Company's Board of Directors have been appointed to serve on various committees of the Board of Directors. The Board of Directors has currently established three committees: (i) the Executive Committee; (ii) the Compensation and Nominating Committee; and (iii) the Audit Committee.

         Executive Committee. The Executive Committee has the authority to act in place of the full Board of Directors, when required, in connection with the following matters: critical real estate purchases and sales; temporary funding requirements; limited personnel issues (especially as they relate to strategic expansion initiatives); acquisition negotiations within specifically approved parameters; capital allocation among subsidiaries; and other issues as specifically approved by the full Board of Directors. Actions of the Executive Committee are subject to the ratification by the full Board of Directors. The Executive Committee consists of Messrs. Rademacher (Chairman), Alan Adams, McCarthy, Schaper, Tate, Wehmer and Wright and Ms. McKenna. No Executive Committee meetings have been held to date.

         Compensation and Nominating Committee. The Compensation and Nominating Committee is responsible for reviewing and recommending compensation of the Company's officers and the chairmen and presidents of the Banks and First Premium; reviewing and recommending non-cash compensation programs including stock option plans, grants and terms thereunder, retirement plans, 401(k) plans and employee stock purchase plans; recommending and slating the Company's Directors; reviewing and recommending Director compensation for the Company, the Banks and First Premium; and the preparation of the proxy statement report regarding compensation philosophy. With respect to stock option grants, it is anticipated that the committee will recommend the total number of options to be granted and allocations among the Banks and First Premium and will generally rely on recommendations of management and boards of the Banks and First Premium as to awards to key employees. The members of the Compensation Committee are Mr. Howard D. Adams (Chairman) and Messrs. Crist, Dunne, Hotchkiss, Lillard, Mahoney, Rademacher and Reyes. During 1996, one Compensation Committee meeting on December 11, 1996, with all committee members present.

         Audit Committee. The Audit Committee reports to the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial control practices of the Company. The Audit Committee has general responsibility for oversight of financial controls, as well as the Company's accounting and audit activities, and annually reviews the qualifications of the independent auditors. The Audit Committee is composed entirely of outside directors who are not now, and have never been, officers of the Company. The members of the Audit Committee are Messrs. Schornack (Chairman) and Moschner and Ms. Stein and Ms. Sylvester. The first Audit Committee meeting was held on January 20, 1997, with all committee members present.

BOARD OF DIRECTORS' COMPENSATION

         Non-employee members of the Board of Directors are compensated by the Company at the rate of $500 for each Board of Directors' meeting attended and $200 for each committee meeting of the Board attended. Those Directors who serve on the subsidiary boards of directors are also entitled to compensation for such service. Employee members of the Board of Directors receive no Board of Director compensation. Employee members of the Board of Directors are Messrs. H. Adams,
A. Adams, Alaimo, Tate and Wehmer.

         During 1996, two Board of Directors meetings and one Compensation and Nomination Committee meeting were held. Messrs. Hotchkiss, Lillard, McCarthy,
Stein, Tate and Wehmer each were absent for one of the Board of Directors meetings during 1996.

DEFERRED COMPENSATION FOR NON-EMPLOYEE DIRECTORS

         The Wintrust Financial Corporation Deferred Director Fee Plan allows non-employee Directors to defer receipt of director fees due such Directors. The deferred director fees are payable at the Director's option as lump sum or in installments over a period not to exceed ten years. Payments under the plan begin at the date specified by the director or upon cessation of service as a Director.


                        EXECUTIVE OFFICERS OF THE COMPANY

         The Company's Executive Officers are elected annually by the Company's Board of Directors. Certain information regarding the Company's Executive Officers is set forth below.

Howard D. Adams (64) -- Chairman and Chief Executive Officer - Mr. Adams serves as the Company's Chairman and Chief Executive Officer and oversees the long-term strategic, marketing and organizational planning of the Company. See the description above under "Election of Directors and Ownership of Shares" for biographical information.

Edward J. Wehmer (43) -- President and Chief Operating Officer - Mr. Wehmer serves as the Company's President and performs the functions of the Chief Operating Officer. Accordingly, he is responsible for overseeing the execution of the Company's day-to-day operations and strategic initiatives. Mr. Wehmer also serves as President of Lake Forest and Lake Forest Bank. See the description above under " Election of Directors and Ownership of Shares" for biographical information.

David A. Dykstra (36) -- Executive Vice President, Chief Financial Officer and Treasurer - Mr. Dykstra serves as the Company's Chief Financial Officer and oversees all financial affairs of the Company, including internal and external financial reporting. Prior thereto, Mr. Dykstra was employed from 1990 to 1995 in a similar capacity by River Forest Bancorp, Inc., Chicago, Illinois, most recently holding the position of Senior Vice President and Chief Financial Officer. Prior to his association with River Forest Bancorp, Mr. Dykstra spent seven years with KPMG Peat Marwick LLP, most recently holding the position of Audit Manager in the Financial Institutions practice. In addition to various civic and charitable activities, Mr. Dykstra is a Trustee of the Village of Lake Villa. Mr. Dykstra is a Director of Libertyville and Libertyville Bank.

Lloyd M. Bowden (43) -- Executive Vice President -- Technology - Mr. Bowden serves as Executive Vice President - Technology for the Company and is responsible for planning, implementing and maintaining all aspects of the subsidiary banks' internal data processing systems and technology designed to service the subsidiary banks' customer base. Mr. Bowden joined the Company in April 1996 to serve as the Director of Technology with responsibility for implementing technological improvements to enhance customer service capabilities and operational efficiencies. Prior thereto, he was employed by Electronic Data Systems, Inc. in various capacities since 1982, most recently in an executive management position with the Banking Services Division and previously in the Banking Group of the Management Consulting Division.

Robert F. Key (42) -- Executive Vice President -- Marketing - Mr. Key serves as the Executive Vice President - Marketing for the Company and directs all advertising and marketing programs for each of the subsidiary banks. Mr. Key joined the Company in March 1996 to serve as Executive Vice President of Marketing. From 1978 through March 1996, Mr. Key was a Vice President/Account Director at Leo Burnett Company where he most recently had responsibility for the $30 million advertising budget of a business with $600 million in sales.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation paid by the Company and its subsidiaries to the Chairman and Chief Executive Officer and the four other most highly paid executive officers (the "Named Executive Officers") during 1996, 1995 and 1994.

                                                            SUMMARY COMPENSATION TABLE
                               -------------------------------------------------------------------------------------
                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                                          ANNUAL COMPENSATION                AWARDS
                                                  ---------------------------------       ------------
                                                                              OTHER
                                                                             ANNUAL         SECURITIES       ALL OTHER
                                                                             COMPEN-        UNDERLYING        COMPEN-
           NAME AND                                  SALARY        BONUS     SATION(1)        OPTIONS/       SATION(2)
      PRINCIPAL POSITION             YEAR                ($)         ($)          ($)         SARS (#)            ($)
      ------------------             ----            -------     -------       -----        ---------        ---------
Howard D. Adams                      1996(3)         331,250     40,000          373               --            --
Chairman and CEO                     1995(3)         190,000     43,000          629               --            --
                                     1994(3)         141,000     10,000           --               --            --

Edward J. Wehmer                     1996(4)         395,000     40,000        6,431           36,730         1,224
President &                          1995            326,250     43,000        5,935               --         3,482
  Chief Operating Officer            1994            255,000     25,000        4,862               --            --

David A. Dykstra                     1996            155,000     32,000        4,790            6,824           582
Executive Vice President &           1995(5)          80,889     12,000        2,486           30,880            --
  Chief Financial Officer            1994                N/A        N/A          N/A                --           --

Robert F. Key                        1996(5)(6)      121,634     40,000        1,116           29,100            --
Executive Vice President &           1995                N/A        N/A          N/A               --            --
  Director of Marketing              1994                N/A        N/A          N/A               --            --

Lloyd M. Bowden                      1996(5)(6)       90,000     20,000        2,745           18,670            --
Executive Vice President &           1995                N/A        N/A          N/A               --            --
  Director of Technology             1994                N/A        N/A          N/A               --            --
--------------------------------------------

(1) Other annual compensation represents the sum of compensation for the use of a Company car and/or the payment of club dues.

(2) Represents compensation to the executive officer for the aggregate life insurance premium paid on behalf of the named executive officer by the Company or other miscellaneous compensation.

(3) Howard D. Adams also received a salary from HDA Capital Corporation ("HDA") of $50,000 for 1995 and 1994. Such amounts are not included as compensation in the above table. HDA was paid consulting fees from Crabtree for Mr. Adams' services. Specifically, HDA received consulting fees of $95,548, $142,692 and $111,030 for the year ended December 31, 1996, 1995 and 1994, respectively. Subsequent to the Reorganization, these consulting fees were discontinued. HDA is owned by the Alan W. Adams Family Trust and the Sarah
     K. Adams Family Trust. See "Transactions with Management and Others."

(4) During 1996, Edward J. Wehmer entered into "Phantom Stock Agreements" pursuant to which he is entitled to cash payments equal to any appreciation in the value of an aggregate of 36,730 shares of Common Stock from their fair market value as of the date of the agreements (the weighted average fair market value as of the date of the agreements was $12.06 per share after adjustments resulting from the Reorganization) until such time as Mr. Wehmer elects to exercise such stock appreciation rights. Mr. Wehmer did not exercise any rights under the agreements in 1996 and elected to defer receipt of compensation thereunder. The agreements expire in 2006.

(5) Reflects compensation for partial year service. The 1996 base salaries for Messrs. Key and Bowden were $150,000 and $120,000, respectively, and the 1995 base salary for Mr. Dykstra was $140,000.

(6)  Includes signing bonuses of $15,000 and $10,000,  respectively,  for Robert
     F. Key and Lloyd M. Bowden.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The table below summarizes certain information about the Options/SARs which were granted in 1996 by the Company for each Named Executive Officer or by one or more of its subsidiaries prior to the Reorganization, which options converted as a result of that transaction into Options to purchase Common Stock of the Company. All Options/SARs were granted at per share exercise prices equal to the fair market value per share of the shares subject to such Options/SARs on the date of grant.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                                                          POTENTIAL REALIZABLE
                               NUMBER OF      % OF TOTAL                                     VALUE AT ASSUMED
                                WINTRUST        OPTIONS/                                      ANNUAL RATES OF
                                 SHARES           SARS                                          STOCK PRICE
                               UNDERLYING      GRANTED TO    EXERCISE                         APPRECIATION
                                OPTIONS/       EMPLOYEES     OR BASE                       FOR OPTION/SAR TERM
                                  SARS         IN FISCAL       PRICE     EXPIRATION        -------------------
           NAME                 GRANTED           YEAR        ($/SH)        DATE               5%          10%
           ----                ---------       ---------      -------      ------          ----------   ---------

Howard D. Adams............        --                  --          --         --                 --             --
Edward J. Wehmer...........    36,730(1)            10.79%         --(1)    2006      $     278,601      $ 706,030
David A. Dykstra...........     1,508(2)             0.44%  $   12.43       2006             11,792         29,883
                                1,290(4)             0.38%      14.53       2006             11,792         29,883
                                4,026(5)             1.18%      15.00       2006             38,608         97,840
Robert F. Key..............    10,834(3)             3.18%      11.37       2006             77,480        196,349
                                7,241(2)             2.13%      14.09       2006             64,147        162,562
                                6,194(4)             1.82%      14.53       2006             56,601        143,437
                                4,831(5)             1.42%      12.42       2006             37,734         95,625
Lloyd M. Bowden............     7,255(3)             2.13%      11.37       2006             51,884        131,484
                                4,525(2)             1.33%      14.09       2006             40,092        101,601
                                3,871(4)             1.14%      14.53       2006             35,375         89,648
                                3,019(5)             0.89%      12.42       2006             23,584         59,765

-------------------------------------------------

(1) The per share base price for calculation of the stock appreciation value to which Mr. Wehmer is entitled under his "phantom stock" agreements is $12.42 with respect to 24,155 shares and $11.37 with respect to 12,575 shares. For a description of Mr. Wehmer's "phantom stock" agreements, see footnote (4) to the Summary Compensation Table.

(2)  Such  Options  vested  in 25%  annual  increments  in years  in  which  the
     Company's   Hinsdale  Bank  &  Trust  Company  subsidiary  attains  certain profitability levels.

(3) Such Options vested 25% on the December 31, 1996, and continue to vest in 25% annual increments thereafter in years in which the Company's Lake Forest Bank & Trust Company subsidiary attains certain profitability levels.

(4) Such Options vested 25% on the December 31, 1996, and continue to vest in 25% annual increments thereafter in years in which the Company's North Shore Community Bank & Trust Company subsidiary attains certain profitability levels.

(5) Such Options vested 10% on the first anniversary of the date of grant; vest an additional 10% on the second anniversary of the date of grant, and vest in 20% annual increments, beginning in the second year, in years in which the Company's Libertyville Bank & Trust subsidiary attains certain profitability levels.

AGGREGATED OPTION/SAR EXERCISES AND YEAR-END VALUES

         The following table summarizes for each Named Executive Officer the number of shares of Common Stock subject to outstanding Options/SARs and the value of such Options/SARs that were unexercised at December 31, 1996. No Options/SARs were exercised by the Named Executive Officers during 1996.


    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES


                                                                      NUMBER OF
                                                                SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                               SHARES                                UNEXERCISED               IN-THE-MONEY
                              ACQUIRED ON        VALUE             OPTIONS/SARS AT            OPTIONS/SARS AT
           NAME              EXERCISE (#)    REALIZED ($)       DECEMBER 31, 1996 (#)      DECEMBER 31, 1996 ($)
           ----              ------------    ------------       ---------------------      ---------------------
                                                                    EXERCISABLE/               EXERCISABLE/
                                                                  UNEXERCISABLE(1)           UNEXERCISABLE(1)
                                                                 -----------------          -----------------

Howard D. Adams...........       --               --              12,926 /   1,209       $    39,130 / $ 8,460
Edward J. Wehmer..........       --               --             147,625 /   5,185         1,012,681 /  36,278
David A. Dykstra..........       --               --               9,523 /  28,182            43,060 /  85,710
Robert F. Key.............       --               --               5,621 /  23,479            11,613 /  42,412
Lloyd M. Bowden...........       --               --               3,642 /  15,028             7,685 /  27,715
----------------------------------------

(1) The numbers and amounts in the above table represent shares of Common Stock subject to Options/SARs granted by the Company or its subsidiaries that were unexercised as of December 31, 1996.


EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with Howard D. Adams on November 27, 1996 and with Edward J. Wehmer on December 16, 1996. The employment agreements contain confidentiality agreements and two-year non-compete provisions in the event of termination of employment for any reason, and provide for up to 24 months of severance pay in the event of (i) termination without cause, (ii) a change of control of the Company where the executive is not offered employment in a similar capacity; (iii) any other material reduction in duties and responsibilities or (iv) reduction in base annual compensation to less than 75% of the amount being earned as of the first date following the dates of the agreements. The annual base salaries as of such dates for Messrs. Adams and Wehmer were $445,000 and $395,000, respectively. In addition to any increases in base salaries that may be agreed to from time to time, the executives are entitled to participate in any employee insurance and fringe benefit programs that may be established by the Company for its employees.


COMPENSATION AND NOMINATING COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Howard D. Adams, Chairman and Chief Executive Officer, serves on the Compensation and Nominating Committee of the Company's Board of Directors that is responsible for determining compensation of the Company's executive officers. Mr. Adams and Edward J. Wehmer, President of the Company, serve on the compensation committee of Lake Forest Bank which is responsible for determining the compensation of Lake Forest Bank's senior officers. Joseph Alaimo and Alan
W. Adams,  senior officers of Lake Forest Bank, are Directors of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         INTRODUCTION: The Compensation Committee of the Board of Directors has the responsibility to monitor and implement the overall compensation program of the Company. In 1996, the base salaries of the Chief Executive Officer and the other Named Executive Officers were established by the predecessor companies prior to the Reorganization that created the Company effective September 1, 1996. As such, the Compensation Committee of Wintrust did not establish such base salaries. However, the Compensation Committee did approve any bonuses that were awarded subsequent to September 1, 1996, the date of the Reorganization. Accordingly, this report focuses on the overall philosophy of awarding compensation rather than specific compensation criteria for the CEO and other Named Executive Officers.

         OVERALL GENERAL COMPENSATION PHILOSOPHY: The Compensation Committee believes that the Company's compensation philosophy should be designed to: focus executive officer attention on achieving performance objectives that enhance shareholder value; create and sustain high performance; attract and retain executives individuals who can contribute to the growth of the business and contribute substantially to the Company's short and long term goals; and to provide incentives for executives to act as shareholders of the Company. The philosophy is to provide for competitive base salaries which reflect individual levels of responsibility and performance, annual bonuses based upon achievement of annual corporate performance, and awarding of stock-based incentive opportunities. The combined result is a strengthening of the mutuality of interest in the Company's long-term performance between its executive officers and the Company's shareholders. Executive officers who are members of the Compensation and Nominating Committee and of the Board of Directors do not participate in the approval process of their own compensation.

         BASE SALARIES: Base salaries for executive officers are determined annually by comparing responsibilities of the position with those of other similar executive officer positions in the marketplace and long term performance. Annual salary adjustments are determined by the Company's performance and the individual's contribution to that performance. While there are no individual performance weightings established by the Board of Directors, the salary recommendations are based on performance criteria such as:

     o    financial  performance with a balance between long and short term
     o    growth in earnings, revenue and asset growth; long term strategic
     o    decisions; responsiveness to changes in the financial institution
     o    marketplace; and growth and diversification of the Company.

         BONUSES: Executives may earn cash bonuses on an annual basis based upon a pay-for-performance philosophy. The Board considers the achievements of each executive officer for that year, as well as the Company's performance. The achievements may be quantitative or qualitative. Qualitative factors include but are not limited to commitment, dedication, demonstration of the entrepreneurial spirit, idea development, and attention to personnel relations. The Board is of the opinion that the Company is small enough so that it knows what contributions an executive officer has made in a given year.

         As a matter of policy, the Board does not assign specific Company or individual objectives for the awarding of bonuses due to the belief that the evaluation of an executive officer's annual performance cannot be simplified to a mathematical computation. As such, the policy used by the Board to set cash bonuses is considered subjective.

         STOCK OPTIONS: To ensure a direct connection between the executive officer interests and the shareholders of the Company, the Company has awarded and intends to award stock-based incentive opportunities. Such stock-based incentives are generally longer term in nature than the base salary and annual bonus components of overall compensation. Until September 1, 1996, grants of stock-based incentives were awarded by the predecessor companies to the Reorganization. Outstanding stock options were granted at exercise prices at or above fair market value on the date of grant and generally had a term of ten years. Accordingly the stock options were granted with the intention of creating of shareholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the share price occurs over a specified number of years.

         CONCLUSION: The Compensation Committee believes the executive officers' individual compensation programs discussed in this report are designed in a manner which is consistent with the Company's overall compensation philosophy.

                                HOWARD D. ADAMS (CHAIRMAN)
                                PETER CRIST
                                MAURICE F. DUNNE
                                EUGENE HOTCHKISS III
                                JOHN LILLARD
                                JAMES MAHONEY
                                HOLLIS W. RADEMACHER

PERFORMANCE GRAPH

         For companies with common stock registered under the Securities Exchange Act of 1934, Securities and Exchange Commission regulations require the presentation of a performance graph comparing the yearly percentage change in the Company's cumulative total shareholder return on its Common Stock to the cumulative total return of a broad equity market index and of a peer group of issuers. No performance graph is required to be presented for the Company's Common Stock since the Company first became subject to such requirements in 1997.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         Some of the executive officers and Directors of the Company are, and have been during the preceding three years, customers of the Bank, and some of the officers and Directors of the Company are direct or indirect owners of 10% or more of the stock of corporations which are, or have been in the past, customers of the Bank. As such customers, they have had transactions in the ordinary course of business of the Bank, including borrowings, all of which transactions are or were on substantially the same terms (including interest rates and collateral on loans) as those prevailing at the time for comparable transactions with nonaffiliated persons. In the opinion of management of the Company, none of the transactions involved more than the normal risk of collectibility or presented any other unfavorable features. At December 31, 1996, the Bank had $10.0 million in loans outstanding to certain Directors and executive officers of the Company and certain executive officers of the Banks, which amount represented 23.4% of total shareholders' equity as of that date.

         On October 24, 1996, the Board of Directors approved the acquisition of Wolfhoya Investments, Inc. ("Wolfhoya"), a company organized prior to the Reorganization by Howard D. Adams and Edward J. Wehmer, and certain other persons who are Directors and/or executive officers of the Company, for purposes of establishing a de novo bank in Barrington, Illinois. In December 1996, the Company issued an aggregate of 87,556 shares of Common Stock to consummate the acquisition, all of which shares are restricted securities under Rule 144 promulgated under the Securities Act. Pursuant to the terms of the transaction, the family of Howard D. Adams, and Messrs. Edward J. Wehmer, David A. Dykstra, Robert F. Key, Hollis W. Rademacher and Lemuel H. Tate, Jr. received, in exchange for their respective ownership interests in Wolfhoya, Common Stock of the Company in the amounts of 36,054 shares (including 18,027 shares which are held in trust for the benefit of Alan W. Adams, a Director of the Company), 15,342 shares, 5,479 shares, 5,479 shares, 1,095 shares and 5,479 shares, respectively. In addition, outstanding warrants to purchase shares of Wolfhoya were converted, in accordance with their terms, to Warrants to purchase Common Stock of the Company, and as a result, members of Howard D. Adams' Family and Edward J. Wehmer received Warrants to purchase shares of Common Stock in the amounts of 12,096 (including Warrants to purchase 6,048 shares which are held in trust for the benefit of Alan W. Adams) and 4,742 shares, respectively, at a purchase price of $14.85 per share.

At the time of its acquisition by the Company, Wolfhoya had debt outstanding under a promissory note which was personally guaranteed by Howard D. Adams and Edward J. Wehmer. Following the acquisition, the outstanding principal balance and accrued interest of approximately $502,000 on the promissory note were repaid out of borrowings under the Company's revolving line of credit. As a result of this acquisition, the Company opened Barrington Bank and Trust Company in December, 1996.

         Prior to the Reorganization, certain of the Directors and officers of the Company held rights and options to acquire common stock of the various predecessor companies. In the Reorganization, such rights and options were converted on the basis of the applicable exchange ratios so as to represent the right to acquire an aggregate of 1,186,239 shares of Common Stock, at appropriately adjusted exercise prices.

         In addition, certain of the Directors and officers of the Company held warrants to purchase the common stock of predecessor companies which were exchanged, in connection with and as part of the Reorganization, for a combination of Common Stock and Warrants to purchase Common Stock on a basis reflective of and consistent with the applicable exchange ratios. As a result of the contribution of the outstanding warrants to the Company in exchange for Common Stock and Warrants, such directors and officers acquired an aggregate of 98,381 additional shares of Common Stock in the Reorganization without being required to pay any portion of the cash exercise price relating to their warrants, as all of such exercise price was reallocated to the Warrants issued as part of the exchange and will be payable only in the event of subsequent exercise of the Warrants. Of the Common Stock and Warrants issued in exchange for outstanding warrants, Howard D. Adams and/or certain members of his family and Edward J. Wehmer received 35,317 and 10,268 shares, respectively, and 56,230 and 14,396 Warrants, respectively.

         Howard D. Adams held certain options relating to shares of a subsidiary of Crabtree that had discontinued operations prior to the Reorganization. Such options were amended in connection with the Reorganization so as to convert to Options to acquire 9,298 shares of Common Stock at an exercise price appropriately adjusted to reflect such conversion. In addition, Mr. Adams owned 40,000 shares of Crabtree common stock which were purchased at a discount of $20 per share from the fair value determined at the time by the board and were subject to continuing restrictions pursuant to the Crabtree Capital Corporation 1990 Stock Purchase Plan. As a result of the Reorganization and fulfillment of the appropriate vesting period, Crabtree shares were converted into shares of Common Stock with no continuing restrictions or discounts on repurchase.

         Prior to the Reorganization, each of the predecessor companies jointly reimbursed expenses incurred by HDA Capital Corporation ("HDA Capital") for their share of marketing and secretarial personnel and direct costs incurred on behalf of the respective companies. HDA Capital provided periodic invoices to each of the companies for such marketing and secretarial time and direct expenses based upon specific activities attributable to each of the respective companies and based on actual cost. HDA Capital is owned by the Alan W. Adams Family Trust and the Sarah K. Adams Family Trust which are co-trusteed by Emmett McCarthy and either Alan W. Adams and Sarah K. Adams, respectively, the two adult children of Howard D. Adams. Alan W. Adams is also a Director of the Company. In addition to the expense sharing arrangement noted above, HDA Capital received consulting fees from Crabtree for services rendered by Howard D. Adams. Such fees amounted to $95,548 for the nine months ended September 30, 1996. Following consummation of the Reorganization, Howard D. Adams is compensated directly for his services as an executive officer of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers to file reports of holdings and transactions in the Company's Common Stock with the the Securities and Exchange Commission and The Nasdaq National Market. The Company and its affiliates first became subject to such requirements in 1997.

                SHAREHOLDER APPROVAL OF 1997 STOCK INCENTIVE PLAN

         Introduction. At the Annual Meeting, there will be submitted a proposal to approve the "Wintrust Financial Corporation 1997 Stock Incentive Plan" (the "Stock Incentive Plan" or the "Plan"). The Compensation and Nominating Committee of the Board of Directors adopted the Stock Incentive Plan on April 14, 1997, subject to the Board of Director ratification and shareholder approval. Based on the committee's recommendation of the Plan, the full Board of Directors unanimously approved the Plan by written consent dated April 25, 1997.

         The Plan is intended to amend, restate, continue and combine into a single plan, the eleven stock-based incentive plans that had been implemented by the Company's predecessor corporations. As part of the Reorganization transaction in September 1996, the different shares previously issuable under the predecessor plans were converted into shares issuable into Wintrust Common Stock. It is expected that one combined Plan will provide ongoing ease of administration and greater flexibility in designing stock-based awards in the future. The predecessor companies' stock-based incentive plans that are being amended, restated, continued and combined by this Plan are as follows:


                                                                 Wintrust Common
                                                                  Stock Reserved
Shares currently authorized and reserved                          and Available
 for issuance under predecessor plans:                             for Issuance
--------------------------------------                             ------------

Lake Forest Bancorp, Inc. 1991 Stock Option Plan                      229,771
Lake Forest Bancorp, Inc. 1993 Stock Option Plan                      117,048
Hinsdale Bancorp, Inc. 1993 Stock Option Plan                         232,188
North Shore Community Bancorp, Inc. 1994 Stock Option Plan            265,059
North Shore Community Bancorp, Inc. 1993 Stock Rights Plan            103,236
Libertyville Bancorp, Inc. 1995 Stock Option Plan                     128,825
Wolfhoya Investments, Inc. 1995 Stock Option Plan                     107,768
Crabtree Capital Corporation 1987 Stock Option Plan                   325,413
Crabtree Capital Corporation 1990 Stock Purchase Plan                  76,916
First Premium Services, Incorporated 1992 Stock Option Plan           142,191
The Credit Life Companies, Incorporated 1987 Stock Option Plan         48,944
                                                                   -----------
                                                                    1,777,359
Proposed additional shares to be authorized and
  reserved for issuance                                               160,000
                                                                   -----------
Total number of shares of Common Stock as to which awards
  may be granted assuming shareholder approval.                     1,937,359
                                                                   ===========

         The following description of the Plan sets forth the material and summary terms of the Plan. It does not purport to be complete and is qualified in its entirety by reference to the provisions of the Plan, a copy of which is attached to this proxy statement as Appendix A.

         Purpose. The Stock Incentive Plan is intended to provide the Company with the ability to provide market-responsive, stock-based incentives and other rewards for employees and directors of the Company and its subsidiaries and consultants to the Company and its subsidiaries (i) to provide such employees, directors and consultants a stake in the growth of the Company, and (ii) to encourage them to continue in the service of the Company and its subsidiaries.

         Participants. All of the approximately 261 employees and the 67 non-employee directors of the Company and its subsidiaries will be eligible to participate in the Plan. In addition, certain persons who have consulting arrangements with the Company or its subsidiaries may be selected to participate if it is determined that any such individual has a significant responsibility for the success and future growth and profitability of the Company.

         Authorization. The Stock Incentive Plan provides that the total number of shares of Common Stock as to which awards may be granted may not exceed 1,937,359 shares, which number of shares includes the 1,777,359 shares of Common Stock which have already been reserved for issuance under the predecessor plans.

         The shares of Common Stock subject to awards under the Stock Incentive Plan will be reserved for issuance out of the Company's total authorized shares. A participant in the Plan is permitted to receive multiple grants of stock-based awards. The terms and provisions of a type of award with respect to any recipient need not be the same with respect to any other recipient of such award. The Plan provides that during any calendar year the maximum number of shares of Common Stock which may be made subject to award to any single participant may not exceed 100,000.

         Administration. The Board of Directors of the Company has delegated the administration of the Stock Incentive Plan to its Compensation and Nominating Committee (the "Compensation Committee" or "Committee"). The Committee will make determinations with respect to the participation of employees, directors and consultants in the Plan and, except as otherwise required by law or the Plan, the grant terms of awards including vesting schedules, price, length of relevant performance, restriction or option period, dividend rights, rights to dividend equivalents, post-retirement and termination rights, payment alternatives, and such other terms and conditions as the Committee deems appropriate. The Committee may designate other persons to carry out its responsibilities under such conditions and limitations as it may set, other than its authority with regard to awards granted to employees who are executive officers or directors of the Company.

         The disposition of an award in the event of the retirement, disability, death or other termination of a participant's employment shall be as determined by the Committee as set forth in the award agreement.

         Awards. The following types of awards may be granted under the Stock Incentive Plan:

                  Stock Options. Stock Options may be granted in the form of incentive stock options within the meaning of Section 422 of the Code or stock options not meeting such Code definition ("nonqualified stock options"). The exercise period for any stock option will be determined by the Committee at the time of grant which may provide that options may be exercisable in installments. The exercise price per share of Common Stock of any option may not be less than the fair market value of a share of Common Stock on the date of grant. Each stock option may be exercised in whole, at any time, or in part, from time to time, after the grant become exercisable. The exercise price is payable in cash, in shares of already owned Common Stock or in any combination of cash and shares, or by such methods as the Committee may deem appropriate, including but not limited to loans by the Company on such terms and conditions as the Committee may determine. No award other than stock options may be made to any director (other than a director who is an employee at the time of the award) on or after May 22, 1997.

                  Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted independently of any stock option or in tandem with all or any part of a stock option granted under the Plan, upon such terms and conditions as the Committee may determine. Upon exercise, an SAR entitles a participant to receive the excess of the fair market value of a share of Common Stock on the date the SAR is exercised over the fair market value of a share of Common Stock on the date the SAR is granted. The Committee will determine whether an SAR will be settled in cash, Common Stock or combination of cash and Common Stock. Upon exercise of an SAR granted in conjunction with a stock option, the option or the portion thereof to which the SAR relates will be surrendered.

                  Restricted Shares. Restricted shares are shares of Common Stock that may not be sold or otherwise disposed of during a restricted period after grant, the duration of which will be determined by the Committee. The Committee may provide for the lapse of such restrictions in installments. Restricted shares may be voted by the recipient. Dividends on the restricted shares may be payable to the recipient in cash or in additional restricted shares. A recipient of a grant of restricted shares will generally earn unrestricted ownership thereof only if the individual is continuously employed by the Company or a subsidiary during the entire restricted period.

                  Performance Shares. Performance shares are grants of shares of Common Stock which are earned by achievement of performance goals established for the award by the Committee. During the applicable performance period determined by the Committee for an award, the shares may be voted by the recipient and the recipient is also entitled to receive dividends thereon unless the Committee determines otherwise. If the applicable performance criteria are met, at the end of the applicable performance period, the shares are earned and become unrestricted. The Committee may provide that a certain percentage (which may be greater than 100%) of the number of shares originally awarded may be earned based upon the attainment of the performance goals.

                  Stock Units. Stock units are fixed or variable share or dollar denominated units valued, at the Committee's discretion, in whole or in part by reference to, or otherwise based on, the fair market value of the Company's Common Stock, The Committee will determine the terms and conditions applicable to stock units, including any applicable restrictions, conditions or contingencies, which may be related to individual, corporate or other categories of performance. A stock unit may be payable in Common Stock, cash or a combination of both. An employee who receives a stock unit may be given rights to dividend equivalents on such stock units, payable in cash, stock, or additional stock units, subject to any conditions the Committee may impose.

                  Other Incentive Awards. The Committee may grant other types of awards of Common Stock or awards based in whole or in part by reference to Common Stock ("Other Incentive Awards"). Such Other Incentive Awards include, without limitation, restricted share units, performance share units, unrestricted stock grants (to other than executive officers), dividend or dividend equivalent rights or awards related to the establishment or acquisition by the Company or any subsidiary of a new or start-up business or facility. The Committee will determine the time at which grants of such Other Incentive Awards are to be made, the size of such awards and all other conditions of such awards, including any restrictions, deferral period or performance requirements. The recipient will have the right to receive currently or on a deferred basis as determined by the Committee, interest or dividends, or interest or dividend equivalents. Common Stock issued on a bonus basis pursuant to Other Incentive Awards may be issued for no cash consideration to nonexecutive officers of the Company.

         Except to the extent permitted by specific terms of any nonqualified stock options, no award will be assignable or transferable except by will, the laws of descent and distribution or, in the Committee's discretion, in certain other manners.

         Adjustments. In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, merger, consolidation or spin-off or other similar corporate change, the Committee may make an adjustment in the number of shares of Common Stock available for issuance, the number of shares covered by any outstanding award and the price per share thereof. In the event there is a change of control (as defined in the Stock Incentive Plan) of the Company all options and SARs outstanding shall become immediately exercisable and remain exercisable for their entire term, all restrictions imposed on restricted shares will lapse and, unless otherwise specified in a participant's award agreement, all performance goals applicable to any awards shall be deemed attained at the maximum payment level.

         Amendments and Termination. The Board of Directors may at any time amend, suspend or terminate the Stock Incentive Plan, to the extent permitted by law; provided, however, no such action may affect in any material way any awards previously granted thereunder. Any such action by the Board of Directors may be taken without the approval of the shareholders of the Company to the extent that such approvals are not required by applicable law or regulation.

There is no set termination date for the Plan, although no incentive options may be granted more than 10 years after the effective date of the Plan.

         Federal Income Tax Considerations. The following discussion summarizes the federal income tax consequences to participants who may receive grants of awards under the Stock Incentive Plan. The discussion is based upon interpretations of the Code in effect as of January 1, 1997, and the regulations promulgated thereunder as of such date.

                  Nonqualified Stock Options. For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option under the Stock Incentive Plan. Upon the exercise of a nonqualified option, compensation taxable as ordinary income will be realized by the participant in an amount equal to the excess of the fair market value of a share of Common Stock on the date of such exercise over the exercise price. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant's exercise of the option and (b) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year.

                  The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of an option.

                  Incentive Stock Options. No taxable income is realized by the participant pursuant to the exercise of an incentive stock option granted under the Stock Incentive Plan, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to such participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Company for Federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference.

                  If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally
         (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain or loss realized will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

                  If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option is treated as a nonqualified stock option.

                  Stock Appreciation Rights. No taxable income is recognized by a participant upon the grant of an SAR under the Stock Incentive Plan. Upon the exercise of an SAR, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the cash received upon exercise, plus the fair market value on the date of exercise of any shares of Common Stock received upon exercise. Shares of Common Stock received on the exercise of an SAR will be eligible for capital gain treatment, with the capital gain holding period commencing on the date of exercise of the SAR.

                  The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of the SAR.

                  Restricted and Performance Shares. A recipient of restricted shares or performance shares generally will be subject to tax at ordinary income rates on the fair market value of the Common Stock at the time the restricted shares or performance shares are no longer subject to forfeiture. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant will have ordinary taxable income on the date of the grant equal to the fair market value of the restricted shares or performance shares as if the restricted share were unrestricted or the performance shares were earned and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the restricted shares or performance shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately.

                  Stock Units. A recipient of stock units will generally be subject to tax at ordinary income rates on the fair market value of any Common Stock issued pursuant to such an award, and the Company will generally be entitled to a deduction equal to the amount of the ordinary income realized by the recipient. The fair market value of any Common Stock received will generally be included in income (and a corresponding deduction will generally be available to the Company) at the time of receipt. The capital gain or loss holding period for any Common Stock distributed under an award will begin when the recipient recognizes ordinary income in respect of that distribution.

                  Other Incentive Awards. The federal income tax consequences of Other Incentive Awards will depend on how such awards are structured. Generally, the Company will be entitled to a deduction with respect to such awards only to the extent that the recipient realizes compensation income in connection with such awards. It is anticipated that Other Incentive Awards will usually result in compensation income to the recipient in some amount. However, some forms of Other Incentive Awards may not result in any compensation income to the recipient or any income tax deduction for the Company.

         Performance Goals and Maximum Awards. Section 162(m) disallows federal income tax deductions for certain compensation in excess of $1,000,000 per year paid to each of the Company's Chief Executive Officer and its other four most highly compensated executive officers (collectively, the "Covered Employees"). Under Section 162(m), compensation that qualifies as "other performance-based compensation" is not subject to the $1,000,000 limit. One of the conditions necessary to qualify certain incentive awards as "other performance-based compensation" is that the material terms of the performance goals under which the award is made must be disclosed to, and approved by, the shareholders of the Company before the incentive compensation is paid.

         For those types of awards under the Stock Incentive Plan which require performance criteria to meet the definition of "other performance-based compensation" the Committee will, from time to time, establish performance criteria with respect to an award. These performance criteria may be measured in absolute terms or measured against, or in relationship to, other companies comparably, similarly or otherwise situated and may be based on, or adjusted for, other objective goals, events, or occurrences established by the Committee for a performance period, including earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in nonperforming assets, return on assets, return on equity, return on investment, regulatory compliance, satisfactory internal or external audits, improvements in financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. The performance criteria related to an award must be established by the Committee prior to the completion of 25% of the performance period or such earlier date as may be required by Section 162(m) of the Code.

         At the end of each performance period for an award, the Committee will determine the extent to which the performance criteria established for the performance period have been achieved and determine the pay out of the performance award. The Committee may, in its sole discretion, reduce or eliminate the payout of any award to the extent permitted under the Stock Incentive Plan and applicable law.

         THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS APPROVED THE 1997 STOCK INCENTIVE PLAN AT ITS APRIL 14, 1997 MEETING. BASED ON THE RECOMMENDATION OF THE COMPENSATION COMMITTEE, THE FULL BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE 1997 STOCK INCENTIVE PLAN BY WRITTEN CONSENT DATED APRIL 25, 1997. THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR APPROVAL OF THE 1997 STOCK INCENTIVE PLAN.


              SHAREHOLDER APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

         Introduction. At the Annual Meeting, there will be submitted a proposal to approve the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan" or the "Plan"). The Plan gives eligible employees the right to accumulate funds over an offering period of not more than 26 months and, with such funds, purchase shares of Common Stock. The Compensation Committee of the Board of Directors adopted the Stock Purchase Plan on April 14, 1997, subject to the full Board of Director ratification and shareholder approval. The full Board of Directors unanimously approved the Plan by written consent dated April 25, 1997. If shareholder approval is obtained, it is anticipated that the first offering to eligible employees under the Stock Purchase Plan will be made in third quarter of 1997.

        The description of the Stock Purchase Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Stock Purchase Plan, a copy of which is attached to this proxy statement as Appendix B.

         Purpose. The Stock Purchase Plan is designed to encourage greater stock ownership among employees thereby enhancing employee commitment to the Company and providing employees an opportunity to share in the Company's success.

        Participants. All employees (including officers and directors who are employees) of the Company and certain participating subsidiaries (currently 328 individuals) will be eligible to participate in the Plan except that the Committee may, with respect to any offering, exclude from eligibility any employee who (i) has been employed by the Company or such subsidiaries for less than 24 months (or such lesser number determined by the Committee) as of the first day of an enrollment period; (ii) is scheduled to work less than 20 hours per week (or such lesser number determined by the Committee); (iii) is scheduled to work less than five months per year (or such lesser number determined by the Committee); or (iv) is a highly compensated employee (as defined in Section 414(g) of the Code).

       Shares Authorized. Under the Stock Purchase Plan, The Company will reserve for issuance up to 250,000 shares of its authorized Common Stock, subject to certain stock adjustments in the event of stock splits, stock dividends or changes in corporate structure affecting the Common Stock. If employees elect to purchase more shares of Common Stock in any offering than are available at that time under the Stock Purchase Plan, the Company may reduce pro rata the number of shares each employee may purchase so that the total number of shares purchased does not exceed the amount of shares available.

        Administration. The Stock Purchase Plan provides that the Compensation Committee will administer the Plan. The Committee will, in its sole discretion, determine from time to time when the Company will make an offering under the Stock Purchase Plan. The Committee also will act as the administrator of the Plan and make administrative and procedural decisions regarding the Stock Purchase Plan, will adopt rules and regulations concerning the operation of the Plan and will decide questions of construction and interpretation regarding the Plan and an employee's participation therein. The Committee may employ such other persons and delegate to them such powers, rights and duties as the Committee may consider necessary to properly carry out the administration of the Plan.

         Operation of Plan. Employees will be able to enroll in the Stock Purchase Plan during the first enrollment period for each offering after they become eligible. Each participating employee will authorize payroll deductions and will become entitled to purchase shares of Common Stock on such dates during and/or at the end of the offering period as determined by the Committee. A participating employee will be entitled to purchase up to such number of shares as the employee's accumulated payroll deductions, plus interest, may permit, provided that the aggregate purchase price (including accrued interest) may not exceed the lesser of (i) $50,000, or (ii) 20% of such employee's compensation (as defined by the Committee and consistent with the Code), or (iii) such lesser amount as the Committee may determine. All shares offered under the Plan will be newly issued shares of the Company, and the purchase price of the shares of Common Stock will be determined by the Committee prior to the commencement of such offering, provided that the price may not be lower than the lesser of 85% of the fair market value per share of the Common Stock on the first day of the offering period or 85% of the fair market value per share of the Common Stock on the purchase date for the offering. The Committee may also limit for any offering period the number of shares which may be purchased by an employee.

         Payroll deductions will be deposited into a participant's purchase savings account at the banking subsidiaries of the Company designated by the Committee and will earn interest at such rate as then paid with respect to the bank's customer's regular statement savings accounts, or at such rate as determined by the Committee. Unless otherwise directed by an employee, the funds credited to an employee's account on a purchase date (which may occur periodically during the offering period or only at the end of the offering period) are applied to the purchase of shares of Common Stock, and any excess over the purchase price is paid to the employee. However, if the fair market value of a share of Common Stock on the last day of the offering period is less than the purchase price of one share of Common Stock, all funds on deposit in the employee's account will be paid to the employee and the employee's account will be closed.

         The Committee has the authority under the Stock Purchase Plan to permit all employees to apply the funds on deposit in their purchase savings accounts toward the purchase of shares of Common Stock prior to the stated purchase date or dates.

         The Committee may permit an employee participating in the Stock Purchase Plan to increase the amount of the employee's payroll deduction at any time during the offering period. In addition, an employee may reduce participation, discontinue and restart participation, withdraw the funds credited to the employee's savings account or voluntarily terminate participation in the Stock Purchase Plan. Should an employee terminate participation in the Stock Purchase Plan entirely, the accumulated payroll deductions, plus interest earned, will be returned to such employee. If an employee terminates employment, other than by retirement or total and permanent disability, the employee's right to purchase the stock immediately terminates. An employee's participation rights in the Stock Purchase Plan and the related purchase savings account are not assignable or transferable except by will or the laws of descent and distribution. An employee has no rights as a shareholder with respect to the shares the employee is eligible to purchase until the shares are so purchased and issued by the Company.

         Change of Control. The Stock Purchase Plan provides that in the event of a change of control of the Company, the end of the offering period will be accelerated to the date of the change of control, and each participant in the Plan will have the right to elect to purchase up to such number of shares as the employee's accumulated payroll deductions plus interest may permit or to be paid in cash all of the employee's accumulated payroll deductions plus interest.

         Amendment. The Board, at its discretion, may alter, amend, suspend or discontinue the Stock Purchase Plan or, at any time prior to a change of control may alter or amend any and all terms of participation in an offering being made thereunder. However, if applicable laws require shareholder approval, then such amendment will be subject to the requisite shareholder approval.

         Federal Income Tax Considerations. The Stock Purchase Plan is not qualified under Section 401 of the Code, but is a qualified employee stock purchase plan under Section 423 of the Code. An employee pays no tax when the employee enrolls in the Plan, when the employee purchases shares of Common Stock pursuant to the Plan or when the employee receives shares of Common Stock. Interest on the purchase savings account will be taxable in the year earned.

         An employee will have a taxable gain or loss when any shares of Common Stock purchased through the Plan are sold. If an employee sells the stock within two years of the commencement of the employee's enrollment period or within one year of the actual purchase of the shares (each, a "disqualifying disposition"), then the difference between the purchase price and market value of the shares on the purchase date will be taxed as ordinary income. Any difference between the market value of the shares on the purchase date and the sale price will be capital gains or losses for income tax purposes. The Company will be entitled to a deduction from income in an amount equal to the ordinary income reported by the employee arising from a disqualifying disposition.

         If an employee sells the stock after the holding period described above, then the difference between the market price on the enrollment date and the actual purchase price will be taxed as ordinary income (to the extent of gain) and the balance of the employee's gain, if any, will be capital gain.

         Miscellaneous. The closing price per share of Common Stock on April 24, 1997, as recorded on the Nasdaq National Market, was $14.75.


         THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS APPROVED THE EMPLOYEE STOCK PURCHASE PLAN AT ITS APRIL 14, 1997 MEETING. BASED ON ITS RECOMMENDATION, THE FULL BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE EMPLOYEE STOCK PURCHASE PLAN BY WRITTEN CONSENT DATED APRIL 25, 1997. THE BOARD OF DIRECTORS RECOMMEND SHAREHOLDERS VOTE FOR APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.


                              INDEPENDENT AUDITORS

         The accounting services supplied by KPMG Peat Marwick LLP during 1996 were reviewed and approved by the audit committees of the predecessor companies prior to the Reorganization on September 1, 1996. Subsequent to the
Reorganization, the Company's Audit Committee reviewed and approved the accounting services supplied by KPMG Peat Marwick LLP during the year. Existing policy requires that all services furnished to the Company by its independent auditors be furnished at customary rates and terms. One or more representatives of KPMG Peat Marwick LLP will be present at the meeting and will have the opportunity to make a statement if they desire to do so. KPMG Peat Marwick LLP representatives will be available at the meeting to respond to appropriate questions. By written consent dated April 25, 1997, the Board ratified and approved the recommendation of the Audit Committee to appoint KPMG Peat Marwick LLP as the Company's independent auditors for 1997.

         Prior to September 1, 1996, the date of the Reorganization, Arthur Andersen LLP was engaged by Crabtree Capital Corporation, a predecessor company to the Reorganization and a current subsidiary of the Company, as its principal accountant to audit its consolidated financial statements. Effective September 1, 1996, upon recommendation of the Audit Committee, the Company chose not to continue Arthur Andersen LLP as the principal accountant for that subsidiary. During the Company's two fiscal years prior to 1996 and any interim period subsequent to December 31, 1995 through September 1, 1996, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events. Also, during the Company's two fiscal years prior to 1996 and any interim period subsequent to December 31, 1995 through September 1, 1996, Arthur Andersen LLP did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                          FUTURE SHAREHOLDER PROPOSALS

         Shareholders' proposals intended to be presented at the Company's 1998 Annual Meeting of Shareholders, must be received in writing by the Secretary of the Company no later than January 22, 1998, in order to be considered for inclusion in the proxy material for that meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Furthermore, in order for any shareholder to properly propose any business for consideration at the 1998 Annual Meeting, including the nomination of any person for election as a director, written notice of shareholder's intention to make such proposal must be furnished to the Company not later than February 21, 1998.


                                 OTHER BUSINESS

         The Company is unaware of any other matter to be acted upon at the meeting for shareholder vote. In case of any matter properly coming before the meeting for shareholder vote, the proxy holders named in the proxy accompanying this statement shall vote them in accordance with their best judgment.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             Edward J. Wehmer
                                             Secretary

                                                                    APPENDIX A
                                                                    ----------

                         WINTRUST FINANCIAL CORPORATION
                            1997 STOCK INCENTIVE PLAN


         1.       Purpose;  Effect on Predecessor  Plans.  The purpose of the
                  ---------------------------------------
Wintrust Financial Corporation 1997 Stock Incentive Plan is to benefit the Corporation and its Subsidiaries by enabling the Corporation to offer certain present and future officers, employees, directors and consultants stock-based incentives and other equity interests in the Corporation, thereby providing them a stake in the growth of the Corporation and encouraging them to continue in the service of the Corporation and its Subsidiaries.

         This Wintrust Financial Corporation 1997 Stock Incentive Plan is intended to constitute an amendment, restatement and continuation of the Predecessor Plans defined herein; provided, however, that to the extent the application of any provision hereof shall in any manner adversely affect any Award heretofore made to any Participant under a Predecessor Plan shall not be applicable to such Award without the written consent of the Participant.

         2.       Definitions.
                  ------------
                  (a) "Award" includes, without limitation, stock options (including incentive stock options under Section 422 of the Code), stock appreciation rights, performance share or unit awards, dividend or equivalent rights, stock awards, restricted share or unit awards, or other awards that are valued in whole or in part by reference to, or are otherwise based on, the Corporation's Common Stock ("other Incentive Awards"), all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

                  (b)  "Award   Agreement"  means  a  writing  provided  by  the
Corporation to each Participant setting forth the terms and conditions of each Award made under this Plan.

                  (c)  "Board" means the Board of Directors of the Corporation.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (e) "Committee" means the Compensation and Nominating Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to administer this Plan.

                  (f) "Common Stock" means the Common Stock, no par value, of the Corporation.

                  (g) "Corporation" means Wintrust Financial Corporation, an Illinois corporation.

                  (h) "Director" means a director of the Corporation or a Subsidiary.

                  (i) "Effective Date" means May 22, 1997, the date of the approval of the Plan by the shareholders of the Corporation.

                  (j) "Employee" means an employee of the Corporation or a Subsidiary.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" means the average of the highest and the lowest quoted selling prices on the Nasdaq National Market on the relevant valuation date or, if there were no sales on the valuation date, on the next preceding date on which such selling prices were recorded; provided, however, that the Committee may modify the definition of Fair Market Value with respect to any particular Award. Notwithstanding the foregoing, with respect to Awards made under the provisions of the Predecessor Plans prior to the Effective Date, "Fair Market Value" shall mean the average of the highest and lowest price at which shares of Common Stock were traded during the twenty trading days prior to the relevant date, as reported by the established market on which the shares are traded, or such other definition of Fair Market Value applicable to such Award.

                  (m) "Participant" means an Employee, Director or a consultant, who has been granted an Award under the Plan, including the Predecessor Plans.

                  (n) "Plan" means this Wintrust Financial Corporation 1997 Stock Incentive Plan, which includes the Predecessor Plans.

                  (o) "Plan Year" means a twelve-month period beginning with January 1 of each year.

                  (p) "Predecessor Plan" means the Crabtree Capital Corporation 1987 Stock Option Plan, The Credit Life Companies, Incorporated 1987 Stock Option Plan, Crabtree Capital Corporation 1990 Stock Purchase Plan, First Premium Services, Incorporated 1992 Stock Option Plan, Lake Forest Bancorp, Inc. 1991 Stock Option Plan, Lake Forest Bancorp, Inc. 1993 Stock Option Plan, Hinsdale Bancorp, Inc. 1993 Stock Option Plan, North Shore Community Bancorp, Inc. 1993 Stock Rights Plan, North Shore Community Bancorp, Inc. 1994 Stock Option Plan, Libertyville Bancorp, Inc. 1995 Stock Option Plan and the Wolfhoya Investments, Inc. 1995 Stock Option Plan, each a stock option or stock purchase plan maintained by a predecessor to the Corporation.

                  (q) "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of at least 50% by reason of stock ownership or otherwise.

         3.       Eligibility.  Any Employee, Director or consultant selected by
                  ------------
the Committee is eligible to receive an Award. In addition, the Committee may select former Employees and Directors who have a consulting arrangement with the Corporation or a Subsidiary whom the Committee determines have a significant responsibility for the success and future growth and profitability of the Corporation.

         4.       Plan Administration.
                  --------------------
                  (a) Except as otherwise determined by the Board, the Plan shall be administered by the Committee. The Committee shall make determinations with respect to the participation of Employees, Directors and consultants in the Plan and, except as otherwise required by law or this Plan, the terms of Awards, including vesting schedules, price, length of relevant performance, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Committee deems appropriate.

                  (b) The Committee, by majority action thereof (whether taken during a meeting or by written consent), shall have authority to interpret and construe the provisions of the Plan and the Award Agreements and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons. To the extent deemed necessary or advisable for purposes of Section 16 of the Exchange Act or Section 162(m) of the Code, a member or members of the Committee may recuse himself or themselves from any action, in which case action taken by the majority of the remaining members shall constitute action by the Committee. No member of the Committee shall be liable for any action or determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Articles of Incorporation and By-Laws, as may be amended from time to time.

                  (c) The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, other than its authority with regard to Awards granted to Participants who are officers or directors of the Corporation for purposes of Section 16 of the Exchange Act. To the extent deemed necessary or advisable for purposes of
Section 16 of the Exchange Act or otherwise, the Board may act as the Committee hereunder.

         5. Stock Subject to the Provisions of this Plan. The stock subject to the provisions of this Plan shall be shares of authorized but unissued Common Stock. Subject to adjustment in accordance with the provisions of Section 10, the total number of shares of Common Stock which may be issued under the Plan or with respect to which Awards may be granted shall not exceed 1,937,359 shares, including for this purpose the 1,777,359 shares heretofore authorized and available for issuance under the Predecessors Plans. All shares available for issuance under the Plan may be issued with respect to incentive stock options. Upon:

                  (a)      a payout of an Award in the form of cash;

                  (b) a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a tandem Award upon exercise of the related Award, or the termination of a related Award upon exercise of the corresponding tandem Award,) of any Award; or

                  (c) payment of an option price and/or payment of any taxes arising upon exercise of an option or payout of any Award with previously acquired shares or by withholding shares which otherwise would be acquired on exercise or issued upon such payout, then the number of shares of Common Stock underlying any such Award which were not issued as a result of any of the foregoing actions shall again be available for the purposes of Awards under the Plan.

         6.       Awards under this Plan.   As the Board or Committee may
                  -----------------------
determine, the following types of Awards may be granted under this Plan on a stand alone, combination or tandem basis:

                  (a) Stock Option. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Award. Notwithstanding anything herein to the contrary, no Awards, other than stock options, may be made to any Director (other than a Director who is also an Employee at the time of the Award) on or after the Effective Date.

                  (b) Incentive Stock Option. An Award in the form of a stock option which shall comply with the requirements of Section 422 of the Code or any successor Section of the Code as it may be amended from time to time.

                  (c) Stock Appreciation Right. A right to receive the excess of the Fair Market Value of a share of Common Stock on the date the stock appreciation right is exercised over the Fair Market Value of a share of Common Stock on the date the stock appreciation right was granted.

                  (d) Restricted and Performance Shares. A transfer of Common Stock to a Participant, subject to such restrictions on transfer or other incidents of ownership, or subject to specified performance standards, for such periods of time as the Committee may determine.

                  (e) Restricted and Performance Share Unit. A fixed or variable share or dollar denominated unit subject to such conditions of vesting, performance and time of payment as the Committee may determine, which are valued at the Committee's discretion in whole or in part by reference to, or otherwise based on, the Fair Market Value of Common Stock and which may be paid in Common Stock, cash or a combination of both.

                  (f) Dividend or Equivalent Right. A right to receive dividends or their equivalent in value in Common Stock, cash or in a combination of both with respect to any new or previously existing Award.

                  (g) Stock Award. An unrestricted transfer of ownership of Common Stock.

                  (h) Other Incentive Awards. Other Incentive Awards which are related to or serve a similar function to those Awards set forth in this Section 6, including, but not limited to, Other Incentive Awards related to the establishment or acquisition by the Corporation or any Subsidiary of a new or start-up business or facility.

         Notwithstanding the foregoing, the maximum number of shares of Common Stock which may be made subject to Awards granted under the Plan in any Plan Year (taking into account any stock option granted in tandem with any stock appreciation right as an Award with respect to shares subject to the stock option and any restricted and performance shares or restricted and performance units as an Award based upon the maximum number of Shares to which the Award relates) to any single Participant may not exceed 100,000. The Committee may from time to time, establish performance criteria with respect to an Award. The performance criteria or standards shall be determined by the Committee in writing and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, or assets, investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such performance standards may be particular to a line of business, Subsidiary or other unit or may be based on the performance of the Corporation generally.

         7.       Award  Agreements.  Each Award under the Plan shall be
                  ------------------
evidenced by an Award Agreement. Delivery of an Award Agreement to each Participant shall constitute an agreement, subject to Section 9 hereof, between the Corporation and the Participant as to the terms and conditions of the Award.

         8.       Other Terms and Conditions.
                  ---------------------------

                  (a) No Assignment; Limited Transferability of Options. Except as provided below, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise then by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the stock options (other than incentive stock options) granted to a Participant to be on terms which permit transfer by such Participant to:

                           (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members");

                           (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or;

                           (iii) a partnership in which such Immediate Family Members are the only partners,

provided that:

                           (A) there may be no consideration for any such transfer;

                           (B) the Award Agreement  pursuant to which such stock
                  options are granted expressly provides for transferability in a manner consistent with this Section 8(a); and

                           (C) subsequent transfers of transferred options shall
                  be prohibited except those in accordance with Section 8(b).

         Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 8(b) hereof the term "Participant" shall be deemed to refer to the transferee. The provisions of the stock option relating to the period of exercisability and expiration of the stock option shall continue to be applied with respect to the original Participant, and the stock options shall be exercisable by the transferee only to the extent, and for the periods, set forth in said stock option.

                  (b) Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

                  (c) Termination of Employment. The disposition of the grant of each Award in the event of the retirement, disability, death or other termination of a Participant's employment shall be as determined by the Committee and set forth in the Award Agreement. Unless expressly provided otherwise by the Committee, references to the "Plan" set forth in any agreement representing an award granted under a Predecessor Plan prior to the Effective Date shall refer to the terms of such Predecessor Plan as in effect immediately prior to the Effective Date.

                  (d) Rights as a Shareholder. A Participant shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant or his nominee, guardian or legal representative is the holder of record. No adjustment will be made for dividends or other rights for which the record date is prior to such date.

                  (e) Payments by Participants. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in cash by personal check, bank draft or money order payable to the order of the Corporation, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of previously acquired shares of Common Stock which have been held for at least six months with a Fair Market Value equal to the total payment due from the Participant;
(iii) by a combination of the methods described in (i) and (ii) above; or (iv) by such other methods as the Committee may deem appropriate, including, but not limited to loans by the Corporation on such terms and conditions as the Committee shall determine.

                  (f) Withholding. Except as otherwise provided by the Committee in the Award Agreement or otherwise (i) the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash, and (ii) in the case of the exercise of options or payments of Awards in shares of Common Stock, the Participant shall be required to pay the amount of any taxes required to be withheld in cash prior to receipt of such stock, or alternatively, to elect to have a number of shares the Fair Market Value of which equals the amount required be withheld deducted from the shares to be received upon such exercise or payment or deliver such number of previously-acquired shares of Common Stock which have been held for at least six months.

                  (g) Deferral. The receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to a Participant upon the exercise of any stock option or under any other Award may be deferred pursuant to an applicable deferral plan established by the Corporation or a Subsidiary. The Committee shall establish rules and procedures relating to any such deferrals and the payment of any tax withholding with respect thereto.

         9.       Amendments, Modification and Termination. The Board may at any
                  -----------------------------------------
time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, subject to any requirement of shareholder approval imposed by applicable law, rule or regulation. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

         10.      Recapitalization. The aggregate number of shares of Common
                  -----------------
Stock as to which Awards may be granted to Participants, the limitations on the maximum number of shares of Common Stock which may be made subject to Awards made to a Participant during a Plan Year, the number of shares of Common Stock covered by each outstanding Award, and the price per share of Common Stock in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Corporation and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spinoff, extraordinary dividend or other distribution or similar transaction.

         11.      Rights as Employees, Directors or Consultants. No person shall
                  ----------------------------------------------
have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of or as a Director of or as a consultant to the Corporation or a Subsidiary. Further, the Corporation and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement issued hereunder.

         12.      Change of Control.
                  ------------------

                  (a) Notwithstanding anything contained in this Plan or any Award Summary to the contrary, in the event of a Change of Control, as defined below, the following shall occur with respect to any and all Awards outstanding as of such Change of Control:

                           (i) any and all options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

                           (ii) any restrictions imposed on restricted shares shall lapse; and

                           (iii) unless otherwise specified in a Participant's Award Agreement at time of grant, the maximum payout opportunities attainable under all outstanding Awards of performance units, performance shares and Other Incentive Awards shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change of Control. The vesting of all such Awards shall be accelerated as of the effective date of the Change of Control, and in full settlement of such Awards, there shall be paid out in cash, or in the sole discretion of the Committee, shares of Common

         Stock with a Fair Market Value equal to the amount of such cash, to Participants within thirty (30) days following the effective date of the Change of Control the maximum of payout opportunities associated with such outstanding Awards.

                  (b) A "Change of Control" of the Corporation shall be deemed to have occurred upon the happening of any of the following events:

                           (i) The acquisition, other than from the Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of Common Stock of the Corporation or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Corporation or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Corporation or its Subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of all or substantially all directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Corporation immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Corporation or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, as the case may be; or

                           (ii)   Individuals   who,  as  of  the  date  hereof,
         constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

                           (iii) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation of the Corporation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Corporation immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock
         and  the  combined  voting  power  of  the  then  outstanding   voting
         securities entitled to vote generally in the election of directors, as
         the  case   may  be,   of  the   corporation   resulting   from   such
         reorganization, merger or consolidation, or a complete liquidation or dissolution of the Corporation or of the sale or other disposition of all or substantially all of the assets of the Corporation.

         13.  Governing  Law. To the extent that federal  laws do not  otherwise
              ---------------
control, the Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the law of the State of Illinois, provided, however, that in the event the Corporation's state of incorporation shall be changed, then the law of the new state of incorporation shall govern.

         14. Savings Clause. This Plan is intended to comply in all aspects with
             ---------------
applicable law and regulation, including, with respect to those Employees who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.

         15. Effective Date and Term. The effective date of this Plan is May 22,
             ------------------------
1997, the date the Plan was approved by the shareholders of the Corporation. The Plan shall remain in effect until terminated by the Board, provided, however, that no incentive stock option shall be granted under this Plan on or after May 22, 2007.

                                                                    APPENDIX B
                                                                    ----------

                         WINTRUST FINANCIAL CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

1.       PURPOSE

         The purpose of the Wintrust Financial Corporation Employee Stock Purchase Plan is to encourage employee stock ownership, thereby enhancing employee commitment to Wintrust Financial Corporation ("Wintrust" or the "Corporation") and providing an opportunity to share in the Corporation's success.

2.       DEFINITIONS

                  (a) "Bank" means any banking subsidiary of the Corporation designated by the Committee with respect to any offering.

                  (b) "Board" means the Board of Directors of the Corporation.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d)      "Committee"   means  the   Compensation   and
         Nominating Committee of the Board or any other committee designated by the Board to administer this Plan.

                  (e) "Common Stock" means of Common Stock, no par value, of the Corporation.

                  (f) "Considered Compensation" means compensation as defined by the Committee in accordance with Section 423 of the Code and applicable regulations, including total compensation or base compensation for any pay period during or at the beginning of, an Offering Period.

                  (g) "Fair Market Value" means the closing price as recorded by the NASDAQ National Market on the relevant valuation date or if no closing price has been recorded on such date, on the next preceding day on which such a closing price was recorded; provided, however, the Committee may specify some other definition of Fair Market Value.

                  (h)      "Maximum Share Limit" means 250,000 shares of Common
         Stock.

                  (i) "Offering Period" means the term of any offering under the Plan as determined by the Committee which shall be at least six months in duration, but no more than 26 months in duration.

                  (j) "Participating Subsidiary" means any subsidiary or affiliate corporation of Wintrust designated by the Committee if on the first date of the Offering Period, Wintrust or a subsidiary or affiliate of Wintrust, individually or collectively, owns 50% or more of the total combined voting power of all classes of stock of such corporation.

                  (k) "Plan" means this Wintrust Financial Corporation Employee Stock Purchase Plan.

                  (l) "Purchase Date" means the last day of an Offering Period or any other day or days the Committee may prescribe under Paragraph 8(d)(ii).

                  (m) "Purchase Savings Account" means an account opened by a participating employee with the Bank pursuant to directions set forth in writing on a form prescribed by the Committee.

                  (n) "Wintrust" or "Corporation" means Wintrust Financial Corporation, an Illinois corporation.

         The masculine pronoun wherever used herein is deemed to include the feminine, and the singular shall be deemed to include the plural whenever the context requires.

3.       ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee, by majority action thereof (whether taken during a meeting or by written consent), is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Corporation, and to make all other determinations necessary or advisable for the administration of the Plan. To the extent deemed necessary or advisable for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, any member of the Committee who is not a "non-employee director" under such Rule may abstain or recuse himself from any action of the Committee, in which case a majority action of the remaining members shall constitute a majority action of the Committee.

         The Committee may employ such agents, attorneys, accountants or any other persons and delegate to them such powers, rights and duties, as the Committee may consider necessary to properly carry out the administration of the Plan. The interpretation and construction by the Committee of any provisions of the Plan and the terms and conditions of an offering including employee participation thereunder and any determination by the Committee pursuant to any provision of the Plan shall be final and conclusive.

4.       OFFERINGS UNDER THE PLAN

         The Committee shall determine whether Wintrust shall make an offering to all of the then eligible employees, provided, however, that it shall be under no obligation to do so. In the event of an offering under the Plan, an offering prospectus, or such other document as may then be required under applicable law, shall be prepared which outlines the specific terms and conditions of such offering.

5.       ELIGIBILITY

         All employees of Wintrust or of any Participating Subsidiary shall be eligible to participate in an offering under the Plan except that the Committee may, with respect to any offering, exclude from eligibility (i) any employee who normally works less than 20 (or such lesser number determined by the Committee) hours a week, (ii) any employee who normally works less than five (or such lesser number determined by the Committee) months a year, (iii) any employee who, on the first date of the applicable Offering Period (or, such later date as may otherwise be required in order to comply with Section 423 of the Code), has not been employed by Wintrust or a Participating Subsidiary for at least 24 (or such lesser number determined by the Committee) months immediately prior thereto and (iv) any employee who is a highly compensated employee (as defined in
Section 414(q) of the Code). Notwithstanding the previous sentence, under any offering, the Committee may permit employees not otherwise eligible to participate on the first date of the applicable Offering Period who later satisfy the eligibility requirements of this paragraph to begin participating as of a subsequent date determined by the Committee. In the case of an employee of a Participating Subsidiary who became employed as a result of the acquisition by Wintrust or a Participating Subsidiary of all or part of the assets or stock of such employee's previous employer, the employee's employment date will be considered to be the date he was employed by his previous employer, unless otherwise determined by the Committee.

6.       STOCK

         The stock offered hereunder shall be shares of authorized but unissued Common Stock. Subject to adjustment in accordance with the provisions of Paragraph 8(g), the total number of shares of Common Stock which may be offered shall not exceed the Maximum Share Limit. If at any time participating employees elect to purchase more than the Maximum Share Limit, then the number of shares of Common Stock which may be purchased by each participating employee shall be reduced pro rata.

         In the event that an employee's participation under the Plan for any reason ends or is terminated and the shares which are subject to option are not purchased, such unpurchased shares of Common Stock shall again be available for offering under the Plan.

7.       NUMBER OF SHARES WHICH AN EMPLOYEE MAY PURCHASE

         Wintrust may grant to each participating employee, on a nondiscriminatory basis, an option to purchase such number of shares of Common Stock with respect to a given offering as shall have an aggregate purchase price not in excess of the lesser of (i) 20 percent of such employee's Considered Compensation determined on the first date of the Offering Period, plus the amount of interest paid on such employee's Purchase Savings Account as provided in Paragraph 8(c) or (ii) $50,000 or (iii) such lesser amount as the Committee may determine.

         Alternatively, Wintrust may grant to each participating employee, on a nondiscriminatory basis, an option to purchase a fixed or maximum number of shares of Common Stock provided that the aggregate purchase price must comply with limitations set forth in the preceding sentence.

         Notwithstanding the foregoing provisions of this Plan, no employee may participate in an offering under the Plan (i) if such participation would permit the employee to purchase shares of Common Stock under all the employee stock purchase plans of Wintrust and its Participating Subsidiaries qualified under
Section 423 of the Code at a rate which exceeds $25,000 in fair market value of such shares for each calendar year in which such employee participates in the Plan (determined on the first date of the Offering Period), or (ii) if such employee, immediately after his participation commences, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of Wintrust or any Participating Subsidiary. For such purpose, the rules of Section 424(d) of the Code, as amended, shall apply in determining the stock ownership of an employee, and stock which the employee may purchase pursuant to his participation in the Plan and under all other plans or options of Wintrust or any Participating Subsidiary shall be treated as stock owned by the employee.

8.       TERMS AND CONDITIONS OF PARTICIPATION IN AN OFFERING UNDER THE PLAN

         An eligible employee's participation in an offering under this Plan shall comply with and be subject to the following:

                  (a) PURCHASE PRICE. The purchase price per share of Common Stock shall be determined by the Committee at the outset of the offering; provided, however, the purchase price may not be lower than the lesser of 85 percent of the Fair Market Value of the shares of Common Stock on the first date of the Offering Period or 85 percent of the Fair Market Value of the shares of Common Stock on the Purchase Date.

                  (b) PURCHASE SAVINGS ACCOUNT. A participating employee shall authorize the withholding from his compensation, throughout the Offering Period, of a dollar amount or percent of salary per pay period, the maximum of which is subject to the limits of Paragraph 7 or other lesser limitations set by the Committee. Withheld amounts will be deposited in the employee's Purchase Savings Account. The employee shall not be entitled to make any other deposits to his Purchase Savings Account, unless the Committee so determines, and then, only to the extent permitted by the Committee and subject to the applicable limitations contained in Paragraph 7 hereof.

                  The employee may, at times and in the manner permitted by the Committee, elect to change the amounts to be withheld from his compensation for deposit in his Purchase Savings Account for periods after such election has been received and approved by Wintrust provided such election complies with the limitations set forth in Paragraph 7.

                  The employee may withdraw funds accumulated in his Purchase Savings Account at any time, except as the Committee may otherwise provide. The Bank reserves the right, as a condition of any Purchase Savings Account, to demand and receive thirty days' notice, in writing, as a condition of the withdrawal of any sum or sums whenever such requirement may be deemed advisable by the Bank, in its discretion.

                  (c) INTEREST PAYABLE ON THE PURCHASE SAVINGS ACCOUNT. The Bank shall pay interest on Purchase Savings Accounts on the same basis as then paid with respect to the Bank's customers' regular statement savings accounts, or on such other basis as the Committee from time to time deems appropriate. However, accrued interest, if any, for any partial interest period between the last normal interest posting date and the Purchase Date shall be paid on the Purchase Date.

                  (d)      PURCHASE OF SHARES.

                  (i)      Subject  to  earlier  purchase pursuant to Paragraphs
         8(d)(ii), 8(f) and 8(h) hereof, each employee shall specify on or before the Purchase Date whether he desires to purchase all, a portion or none of the shares of Common Stock which he is entitled to purchase as a result of his participation in the offering. Except as set forth in the next paragraph, if the employee fails to deliver the notification referred to in this paragraph, such failure shall be deemed an election by the employee to exercise his right to purchase on the Purchase Date all of the shares of Common Stock which he is entitled to purchase.

                  On the Purchase Date, the Bank shall cause the funds, including interest, if any, then on deposit in the employee's Purchase Savings Account to be applied to the purchase price of the shares of Common Stock the employee elected to purchase. Any funds remaining in the Purchase Savings Account after such purchase will be paid to the employee and the Purchase Savings Account will be closed. However, except as may otherwise be provided by the Committee under Paragraph 8(d)(ii), if the Fair Market Value of one share of Common Stock on the Purchase Date is less than the purchase price for one share of Common Stock, Wintrust shall cause the funds, including interest, if any, then on deposit in his Purchase Savings Account to be paid to the employee and the Purchase Savings Account to be closed.

                  (ii) The Committee may determine that Wintrust shall make an offering which shall have more than one Purchase Date and, in such case, the Committee shall establish the dates (each a "Purchase Date") on which purchases of shares of Common Stock can or will be made by participating employees during an Offering Period. The Committee shall set the terms, conditions and other procedures necessary for the proper administration of such Offering.

                  (e) TERMINATION OF PARTICIPATION BY EMPLOYEE. An employee who participates in an offering may at any time on or before the expiration of the Offering Period terminate participation by written notice of such termination on a form prescribed by the Committee and delivered to Wintrust. As soon as practicable thereafter, all funds, including interest, if any, then on deposit in his Purchase Savings Account will be paid to the employee and his Purchase Savings Account will be closed.

                  (f) TERMINATION OF EMPLOYMENT.In the event that a participating employee's employment with Wintrust and/or a Participating Subsidiary terminates during the term of an Offering Period, his participation under the Plan shall terminate immediately and within a reasonable time thereafter all funds, including interest, if any, then on deposit in his Purchase Savings Account will be paid to the employee. However, if any termination of employment is for reasons of total and permanent disability or retirement (as determined by the Committee), the employee shall have the right within three months from the date of his retirement or disability (unless the Offering Period shall first expire in which event such right may be exercised only on or prior to such expiration) to elect to purchase all or fewer than all of the shares of Common Stock which he is entitled to purchase or to receive the proceeds of his Purchase Savings Account in cash.

                  If the employee dies while in the employment of Wintrust or a Participating Subsidiary during the term of an offering in which he is participating, his estate, personal representative, or beneficiary shall have the right, at any time within 12 months from the date of his death (unless the expiration of the Offering Period shall first occur in which event such right may be exercised only on or prior to such expiration), to elect to purchase all or fewer than all of the shares of Common Stock which the deceased employee would have otherwise been entitled to purchase or to receive the cash on deposit in the deceased employee's Purchase Savings Account.

                  (g) RECAPITALIZATION.The aggregate number of shares of Common Stock which may be offered under the Plan, the number of shares of Common Stock which each employee is entitled to purchase as a result of his participation in an offering and the purchase price per share for each such offering shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares of Common Stock, effected without receipt of consideration by Wintrust; provided, however, that any fractional shares of Common Stock resulting from any such adjustment shall be eliminated.

                  Subject to any required action by stockholders, if Wintrust shall be the surviving or resulting corporation in any merger or consolidation, excluding for this purpose a merger or consolidation which, or the approval of which by the stockholders of Wintrust, constitutes a Change of Control (and, thus, the consequences of which are otherwise provided for in Paragraph 8(h) hereof), any employee's rights to purchase stock pursuant to participation in an offering hereunder shall pertain to and apply to the shares of stock to which a holder of the number of shares of Common Stock subject to such rights would have been entitled; but a dissolution or liquidation of Wintrust or a merger or consolidation in which Wintrust is not the surviving or resulting corporation, excluding for this purpose a merger or consolidation which, or the approval of which by the stockholders of Wintrust, constitutes a Change of Control (and, thus, the consequences of which are otherwise provided for in Paragraph 8(h) hereof), shall cause all participation in any offering made under the Plan which is then in effect to terminate, except that the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender an offer to purchase its shares on terms and conditions both as to the number of shares and otherwise, which will substantially preserve the rights and benefits of employees participating in an offering then in effect under the Plan.

                  In the event of a change in Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in par value thereof, or from par value to no par value, without increase in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

                  (h) CHANGE OF CONTROL. Anything in the Plan to the contrary notwithstanding, the date on which a "Change of Control" (as defined below) occurs shall be considered to be a Purchase Date with respect to all Offering Periods under the Plan and each employee who is a participant in the Plan shall thereupon have the right to purchase all or fewer than all of the shares of Common Stock which he is entitled to purchase as a result of his participation in the offering with the funds, including interest, if any, then on deposit in his Purchase Savings Account or to be promptly paid in cash all funds, plus accrued interest through the date of payment, on deposit in his Purchase Savings Account. For this purpose, a "Change of Control" shall mean:

                  (i)      The  acquisition,   other  than  from  Wintrust,  by
         any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of Common Stock of Wintrust or the combined voting power of the then outstanding voting securities of Wintrust entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by Wintrust or any of its subsidiaries, or any employee benefit plan (or related trust) of Wintrust or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of all or substantially all directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of Wintrust immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of Wintrust or the combined voting power of the then outstanding voting securities of Wintrust entitled to vote generally in the election of directors, as the case may be; or

                  (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Wintrust's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of Wintrust (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

                  (iii) Approval by the stockholders of Wintrust of a reorganization, merger or consolidation of Wintrust, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of Wintrust immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of Wintrust or of the sale or other disposition of all or substantially all of the assets of Wintrust.

                  (i) ASSIGNABILITY. No Purchase Savings Account, or option to purchase shares of, Common Stock hereunder shall be assignable, by pledge or otherwise, or transferable except by will or by the laws of descent and distribution; and no right of any employee to purchase stock pursuant to an offering made hereunder shall be subject to any obligation or liability of such employee or have a lien imposed upon it. During the lifetime of an employee, the shares of Common Stock which he is entitled to purchase under the Plan may be purchased only by the employee.

                  (j) RESTRICTIONS ON TRANSFERABILITY. If, at the time of the purchase of shares of Common Stock under the Plan, in the opinion of counsel for Wintrust, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the purchase or sale of securities, that the employee purchasing such shares shall agree not to purchase or dispose of such shares otherwise than in compliance with the Securities Act of 1933 or the Exchange Act, as amended, and the rules and regulations promulgated thereunder, the employee will, upon the request of Wintrust, execute and deliver to Wintrust an agreement to such effect.

                  (k)      RIGHTS AS STOCKHOLDER

                  An employee who is a participant hereunder shall have no rights as a stockholder with respect to shares of Common Stock which he is entitled to purchase under the Plan until the date of the issuance of the shares of Common Stock to the employee.

                  (l)      MISCELLANEOUS.

                  The terms and conditions of participation under the Plan may include such other provisions as the Board shall deem advisable, including without limitation, provisions which may require participants to notify Wintrust promptly in writing if such participant disposes of stock acquired hereunder prior to the expiration of applicable holding periods under Section 423 of the Code.

9.       CONFORMANCE WITH TAX AND SECURITIES LAWS

        The Plan and all offerings under the Plan are intended to comply in all aspects with Section 423 of the Code (or its successor section) and Rule 16b-3 promulgated under the Exchange Act, as amended from time to time. Should any of the terms of the Plan or offerings be found not to be in conformity with the terms of Section 423 or Rule 16b-3, such terms shall be invalid and shall be omitted from the Plan or the offering but the remaining terms of the Plan shall not be affected. However, to the extent permitted by law, any provisions which could be deemed invalid and omitted shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.

10.      AMENDMENTS

         The Board may alter, amend, suspend or discontinue the Plan or at any time prior to a Change of Control (as defined in Paragraph 8(h)) alter or amend any and all terms of participation in an offering made thereunder.

11.      APPLICATION OF FUNDS

         The proceeds received by Wintrust from the sale of Common Stock under the Plan, except as otherwise provided herein, will be used for general corporate purposes.

12.      NO OBLIGATION TO PURCHASE SHARES

         Participation under the Plan shall impose no obligation upon the employee to purchase any shares of Common Stock which are the subject of his participation.

13.      WITHHOLDING

         Any amounts to be paid or shares of Common Stock to be delivered by Wintrust under the Plan shall be reduced to the extent permitted or required under applicable law by any sums required to be withheld by Wintrust or any Participating Subsidiary.

14.      GOVERNING LAW

         Except where such laws may be superseded by Federal Law, this Plan and the terms and conditions of participation in the Plan, shall be construed in accordance with and governed by the laws of the State of Illinois; provided, however, in the event the Corporation's state of incorporation shall be changed, then the law of such new state of incorporation shall govern.

15.      REGULATORY AUTHORITIES

         Each and every obligation and undertaking of Wintrust hereunder is subject to the proviso that if at any time the Board determines that the listing, registration or qualification of the shares covered hereby or by an option issued hereunder upon any securities exchange or under any state or federal law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to or in connection with the grant or exercise of any option hereunder, such grant or exercise shall be deemed to be without effect hereunder until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

16.      DESIGNATION OF BENEFICIARY

         Each employee may designate any person or entity as such employee's beneficiary who shall, in the event of the employee's death, receive shares of Common Stock under the Plan or the funds in the employee's Purchase Savings Account. Each designation of a beneficiary by an employee will revoke all previous designations under the Plan made by that employee and will be effective only when filed in writing with Wintrust in accordance with procedures established by the Committee during the employee's lifetime. If any employee fails to designate a beneficiary in the manner provided above, or if the beneficiary designated by an employee dies before the employee or before issuance of all shares of Common Stock due to the employee under the Plan is completed, the Board or the Committee shall distribute the employee's shares to the legal representative or representatives of the estate of the later to die of the employee or the employee's designated beneficiary.

17.      INDEMNIFICATION

         Any person who is or was a director, officer, or employee of Wintrust or a Participating Subsidiary and each member of the Committee shall be indemnified and saved harmless by Wintrust to the extent legally permissible from and against any and all liability or claim of liability to which such person may be subjected by reason of any act done or omitted to be done in good faith with respect to the administration of the Plan, including all expenses reasonably incurred in his defense in the event that Wintrust fails to provide such defense.

18.      RIGHTS TO EMPLOYMENT

         Participation under the Plan shall not confer upon any employee any right with respect to continued employment by Wintrust or a Participating Subsidiary.

19.      EXPENSES

         All expenses of administering the Plan shall be borne by Wintrust.

20.      FACILITY OF PAYMENT

         Whenever the Committee considers that an employee or a beneficiary entitled to shares of Common Stock or proceeds under the Plan is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct that such shares of Common Stock or proceeds be issued directly to such employee or beneficiary, to the legal guardian or conservator of such employee or beneficiary, to a relative of such employee or beneficiary to be expended by such relative for the benefit of such employee or beneficiary, to a custodian for such beneficiary under a Uniform Transfers or Gifts to Minors Act or comparable statute of any state, or expended for the benefit of such employee or beneficiary, as the Committee considers advisable.

21.      EFFECTIVE DATE

         This effective date of this Plan is May 22, 1997, the date the Plan was approved by the shareholders of the Corporation.

The Directors and Officers of

Wintrust  Financial  Corporation
cordially invite you to attend our
1997 Annual Meeting of Shareholders
Thursday,  May 22, 1997, 6:00 p.m.
(Reception to follow the Annual Meeting)
Gorton  Community Center
400 East Illinois Road
Lake Forest, Illinois

IMPORTANT

Please complete both sides of the PROXY CARD, sign, date, detach and return in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NOT OTHERWISE SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR PROPOSALS 2 AND 3. THE UNDERSIGNED REVOKES ALL PROXIES HERETOFORE GIVEN TO VOTE AT SUCH MEETING AND ALL ADJOURNMENTS OR POSTPONEMENTS.







Dated _____________________

___________________________

___________________________



(Please sign here)

Please sign your name as it appears above. If executed by a corporation, a duly authorized officer should sign. Executors, administrators, attorneys, guardians and trustees should so indicate when signing. If shares are held jointly, at least one holder must sign.

Wintrust Financial Corporation

If you personally plan to attend the Annual Meeting of Shareholders, please check the box below and list the names of attendees on reverse side.

Return this stub in the enclosed envelope with your completed proxy card.


I/We do plan to attend
the 1997 meeting         ________

Wintrust Financial Corporation
REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Howard D. Adams and Edward J. Wehmer as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Wintrust Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 22, 1997 or any adjournment thereof.

1.   Proposal 1 -   Election of Directors(1)
                    [   ]    For all Nominees Listed Below
                             (Except as marked to the contrary below).

                    [   ]    Withhold Authority to vote for all nominees below.
                             (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name).

         Alan W. Adams                               J. Christopher Reyes
         Howard D. Adams                             Lemuel H. Tate Jr.
         James E. Mahoney                            Edward J. Wehmer
         James B. McCarthy

         (1) To be designated as Class I Directors with term ending in 2000

2.   Proposal 2 -   Approval of the 1997 Stock Incentive Plan,
                    as described in the Proxy Statement
                    [   ] For     [   ]    Against  [   ]    Abstain

3.   Proposal 3 -   Approval of the Employee Stock Purchase Plan,
                    as described in the Proxy Statement
                    [   ] For     [   ]    Against  [   ]    Abstain


In their discretion, the Proxies are authorized to vote upon such other business as many properly come before the meeting.

(To be signed on the other side)